SCHEDULE 14A INFORMATION

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Tweeter Home Entertainment Group, Inc.

(Name of Registrant as Specified In Its Charter)

Tweeter Home Entertainment Group, Inc.

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
VOTING SECURITIES
Proposal 1: Election of Directors
GENERAL INFORMATION RELATING TO THE BOARD OF DIRECTORS
Security Ownership of Certain Beneficial Owners and Management
Summary Compensation Table
PERFORMANCE GRAPH

TWEETER HOME ENTERTAINMENT GROUP, INC.

40 Pequot Way
Canton, MA 02021

Dear Stockholder:

      You are cordially invited to attend Tweeter Home Entertainment Group, Inc.’s (“Tweeter”) annual meeting of stockholders on January 15, 2004. The meeting will begin promptly at 10:30 AM at the offices of Goulston & Storrs, P.C., 400 Atlantic Avenue, Boston, Massachusetts.

      The official Notice of Meeting, proxy statement and form of proxy are included with this letter. The matters listed in the Notice of Meeting are described in detail in the proxy statement. This year we are asking stockholders to elect two Directors, to approve the adoption of Tweeter’s 2004 Long-Term Incentive Plan, to approve the issuance of warrants, and the underlying shares of Tweeter common stock, to RetailMasters, LLC in partial payment for consulting services rendered to Tweeter, and to approve the selection of Tweeter’s accountants.

      The vote of every stockholder is important. Whether or not you expect to attend the meeting in person, you are urged to submit your proxy as soon as possible. You may submit your proxy (1) over the Internet, (2) by telephone, or (3) by signing, dating, and returning the enclosed proxy card and mailing it in the postage-prepaid envelope provided. The Board of Directors and management look forward to greeting those stockholders who are able to attend.

Sincerely,

Jeffrey Stone
President and Chief Executive Officer

TWEETER HOME ENTERTAINMENT GROUP, INC.

40 Pequot Way
Canton, MA 02021

December 19, 2003

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

       The annual meeting of stockholders (the “Annual Meeting”) of Tweeter Home Entertainment Group, Inc. will be held at the offices of Goulston & Storrs, P.C., 400 Atlantic Avenue, Boston, Massachusetts, on January 15, 2004, at 10:30 AM, for the following purposes:

1.	To elect two Directors, each to serve for a three-year term or until the election and qualification of their respective successors.

2.	To approve the adoption of Tweeter’s 2004 Long-Term Incentive Plan.

3.	To approve the issuance of warrants, and the underlying shares of Tweeter common stock, to RetailMasters, LLC in partial payment for consulting services rendered to Tweeter.

4.	To act upon the approval of the designation of Deloitte & Touche LLP to audit the books, records and accounts of Tweeter for fiscal year 2004.

5.	To consider and act upon all other matters which may properly come before the Annual Meeting or any adjournment or adjournments thereof.

      The Board of Directors has set the close of business on Wednesday, December 17, 2003, as the record date for the purpose of determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof, and only stockholders of record on that date will be entitled to notice of and to vote at said meeting.

      Whether or not you plan to attend the meeting, please fill in, date, sign and return the enclosed proxy promptly in the return envelope provided. Alternatively, if you have shares registered directly with Tweeter’s transfer agent, EquiServe, you may choose to vote those shares via the Internet at EquiServe’s voting Web site (http://www.eproxyvote.com/twtr), or you may vote telephonically, within the U.S. and Canada only, by calling EquiServe at 1-877-779-8683 (toll free). If you hold Tweeter shares with a broker or bank, you may also be eligible to vote via the Internet or to vote telephonically if your broker or bank participates in the proxy voting program provided by ADP Investor Communication Services. If your Tweeter shares are held in an account with a broker or bank participating in the ADP Investor Communication Services program, you may be able to vote those shares via the Internet at ADP Investor Communication Services’ voting Web site (www.proxyvote.com) or telephonically by calling the telephone number shown on your voting form. See “Voting Via the Internet or By Telephone” in the proxy statement for further details. You are cordially invited to attend the meeting.

By Order of the Board of Directors,

Joseph McGuire
Chief Financial Officer

TWEETER HOME ENTERTAINMENT GROUP, INC.

PROXY STATEMENT

      This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Tweeter Home Entertainment Group, Inc. (Nasdaq: “TWTR”) for the annual meeting of stockholders to be held on January 15, 2004. Only stockholders of record at the close of business on December 17, 2003 are entitled to notice of and to vote at the meeting. On or about December 19, 2003, the proxy statement and form of proxy will be sent to all stockholders of record.

      Returning your completed proxy will not prevent you from voting in person at the meeting should you be present and wish to do so.

      Unless contrary instructions are indicated on the proxy, all valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR the election of the nominees for Director named herein, FOR the adoption of the 2004 Long-Term Incentive Plan, FOR the approval of the issuance of warrants, and the underlying shares of Tweeter common stock, to RetailMasters, LLC in partial payment for consulting services rendered to Tweeter and FOR the approval of the designation of Deloitte & Touche LLP to audit Tweeter’s books, records and accounts for fiscal year 2004. If a stockholder specifies a different choice on the proxy, such stockholder’s shares of common stock will be voted in accordance with such specifications.

      Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. A proxy may be revoked by filing with Tweeter’s Secretary an instrument revoking it, by presenting an executed proxy bearing a later date at the Annual Meeting, or by attending the Annual Meeting and voting in person.

      The cost of soliciting proxies will be borne by Tweeter. Solicitations may be made by mail, personal interview, telephone and/or telegram by Tweeter’s Directors, officers and employees, without additional compensation for such solicitation activities. Tweeter will make arrangements with its transfer agent, EquiServe, to forward solicitation material to the beneficial owners of Tweeter’s common stock held of record. Tweeter will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy material to beneficial owners of common stock held in their respective names.

      Tweeter has retained the services of a proxy solicitation firm, The Altman Group, Inc., for a fee of $4,500 plus reasonable out of pocket expenses.

      Copies of Tweeter’s 2003 Annual Report are being mailed to stockholders together with this proxy statement. The Annual Report contains Tweeter’s financial statements for the fiscal years ended September 30, 2003, September 30, 2002 and September 30, 2001.

VOTING SECURITIES

      Holders of record of Tweeter’s common stock at the close of business on Wednesday, December 17, 2003 (the “Record Date”) have the right to receive notice of and to vote at the Annual Meeting and any adjournments of the meeting. At the Record Date, there were 24,057,355 shares of common stock issued and outstanding. Each share of common stock entitles the holder of that share to one vote on each matter submitted to a vote at the Annual Meeting.

      Under Tweeter’s bylaws, the presence, in person or by proxy, of stockholders holding a majority in interest of the issued and outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes are each included for purposes of determining the presence or absence of a sufficient number of shares to constitute a quorum for the transaction of business. With respect to the approval of any particular proposal, abstentions and broker non-votes are not counted in determining the number of votes cast. Other than the election of Directors, which requires a plurality of the votes cast in person or by proxy, each matter to be submitted to the stockholders requires the affirmative vote of a majority of the votes cast in person or by proxy at the meeting.

Proposal 1: Election of Directors

Nominees for Director, Directors Continuing in Office and Executive Officers

      Tweeter’s bylaws provide for a Board of Directors consisting of such number of Directors as may be fixed from time to time by the Board. The Board is divided into three classes, with each class holding office for a term of three years and the term of office of one class expiring each year. The Board has fixed the number of Directors to constitute the full Board for the ensuing year at six, two of whom are to be elected at the Annual Meeting for a term expiring at the 2007 annual meeting of stockholders, two whose terms expire at the 2005 annual meeting of stockholders, and two whose terms expire at the 2006 annual meeting of stockholders. Jeffrey Stone, a Director since 1990, Jeffrey Bloomberg, a Director since 1989, and Peter Beshouri, a director since 2001, are in the class of Directors whose term expires at the Annual Meeting. The Board has nominated Mr. Stone and Mr. Bloomberg for election to the class of Directors whose term will expire in 2007. Mr. Beshouri will not stand for re-election to the Board at the Annual Meeting.

      The persons named as proxies in the proxy card will vote the shares represented by your proxy for the election of Mr. Stone and Mr. Bloomberg as Directors unless your proxy card specifies otherwise. If either of the nominees for election to the Board should, for any reason not now anticipated, not be available to serve as a Director, the persons named as proxies will vote the shares for such other candidate as may be designated by the Board, unless the Board reduces the number of Directors constituting the full Board in order to eliminate the vacancy. The Board has no reason to believe that Mr. Stone and Mr. Bloomberg will be unable to serve if elected.

      The table below sets forth certain information with respect to the nominees for election to the Board of Directors, those Directors whose terms of office will continue after the Annual Meeting and Tweeter’s Executive Officers.

			Expiration of
			Current or
	Principal Occupation, Business Experience and Other	First Elected	Proposed
Name and Age	Business Affiliations	Director	Term of Office

Samuel Bloomberg, 52	Director and Chairman of the Board of Tweeter. Mr. Bloomberg has served as Chairman of the Board since 1986 and served as the Chief Executive Officer from 1983 until 2000. Mr. Bloomberg is a co-founder of Tweeter. Mr. Bloomberg and Jeffrey Bloomberg are brothers.	1972	2006
Jeffrey Stone, 46	Director, President and Chief Executive Officer of Tweeter. Mr. Stone has served as the President and Chief Executive Officer of Tweeter since January 2000 and served as Chief Operating Officer from 1990 to 2000. From 1987 to 1990 Mr. Stone served as the Executive Vice President of Bread & Circus, a specialty natural foods supermarket chain, and from 1983 to 1987 served as Vice President of Human Resources and Training for Scandinavian Design, a specialty furniture retailer. Mr. Stone is also a Director of PRO, the buying group of specialty consumer electronics retailers of which Tweeter is a member. Mr. Stone also serves as a Director of Abington Savings Bank.	1990	2007

			Expiration of
			Current or
	Principal Occupation, Business Experience and Other	First Elected	Proposed
Name and Age	Business Affiliations	Director	Term of Office

Jeffrey Bloomberg, 56	Director of Tweeter. In 2001, Mr. Bloomberg joined Gordon Brothers Group LLC in the Office of the Chairman. Gordon Brothers assists retail and consumer goods companies in monetizing under-performing assets. From 1994 to 2001, Mr. Bloomberg served as the President of Bloomberg Associates, Inc., an investment banking company. From 1985 to 1993, Mr. Bloomberg served as a Senior Managing Director at Bear Stearns & Co., Inc., specializing in corporate finance and mergers and acquisitions. Mr. Bloomberg also serves as a Director of Nortek Holdings, Inc. Mr. Bloomberg and Samuel Bloomberg are brothers.	1989	2007
Matthew Bronfman, 44(1)(2)(3)(4)	Director of Tweeter. In 2001, Mr. Bronfman became a managing director at ACI Capital, a private equity firm. Mr. Bronfman founded, and from 1994 to 2001, served as Chairman and Chief Executive Officer, of Perfumes Isabel, a fragrance and gift company. In 1990, Mr. Bronfman served as Director, and from 1991 to 1994 Mr. Bronfman served as Chairman and Chief Executive Officer, of Sterling Cellular Holdings, LP, a privately held cellular telephone company. Mr. Bronfman also serves as a Director of Blue Square-Israel Ltd.	1989	2005
Michael Cronin, 50(1)(2)(3)(4)	Director of Tweeter. From 1991 to the present Mr. Cronin has served as Managing Partner of Weston Presidio, a management company for several venture capital limited liability partnerships. Mr. Cronin also serves as a Director of Tekni-plex, Inc. and Nebraska Books.	1995	2006

Expiration of
Current or
	Principal Occupation, Business Experience and Other	First Elected	Proposed
Name and Age	Business Affiliations	Director	Term of Office

Steven Fischman, 61(1)(3)(4)	Director of Tweeter. Since 1992, Mr. Fischman has been the President of New England Development (NED), a regional mall developer based in New England. From 1996 to August 1999, Mr. Fischman also served as a Managing Director of the General Partner of Wells Park Group Limited Partnership, a mall management company formed by NED and an unrelated partner. Prior to joining NED, Mr. Fischman was a Director and shareholder in the Boston law firm of Goulston & Storrs, P.C., Tweeter’s legal counsel. Mr. Fischman is also Chairman of the Board of Trustees of Newton-Wellesley Hospital.	1998	2005
Joseph McGuire, 43	Mr. McGuire has served as Tweeter’s Senior Vice President since July 2001 and Chief Financial Officer since May 1996. From May 1996 to June 2001, Mr. McGuire also served in the capacities of Vice President and Chief Information Officer of Tweeter. Prior to joining Tweeter, Mr. McGuire was the Chief Financial Officer of Bryn Mawr Radio & Television Centre, Inc., from 1987 to 1996.

(1)	Member of the Audit Committee.

(2)	Member of the Compensation Committee.

(3)	Member of the Nominating Committee.

(4)	The Board of Directors has determined that these directors are “independent” as such term is defined under Rule 4200(a)(15) of the Nasdaq Stock Market Marketplace Rules.

GENERAL INFORMATION RELATING TO

THE BOARD OF DIRECTORS

The Board of Directors

      The Board of Directors held four meetings in the fiscal year ended September 30, 2003. No member of the Board of Directors attended less than 80% of the total number of meetings of the Board and committees thereof upon which he served during the fiscal year ended September 30, 2003.

Committees of the Board of Directors

      The Board of Directors has an Audit Committee, consisting of Michael Cronin, Matthew Bronfman and Steven Fischman, whose purpose is to oversee the accounting and financial reporting processes of the company and the audits of the financial statements of the company. The Audit Committee held four meetings during the fiscal year ended September 30, 2003. The Audit Committee appointed Deloitte & Touche LLP to serve as Tweeter’s auditors for the fiscal year ending September 30, 2004, subject to stockholder approval. The Board of Directors has determined that Michael Cronin is an “Audit Committee financial expert,” as that term is defined in Item 401 of Regulation S-K, serving on its Audit Committee. The full responsibilities of the Audit Committee are set forth in its charter, which is reviewed and updated annually and approved by the Board, and is attached hereto as Appendix A.

      The Compensation Committee of the Board of Directors establishes and implements compensation policies and programs for Tweeter’s executive officers and exercises all powers of the Board of Directors in connection with Tweeter’s incentive compensation and benefit plans. The Compensation Committee of the Board consists of Matthew Bronfman and Michael Cronin. The Compensation Committee held three meetings during the fiscal year ended September 30, 2003.

      On December 11, 2003, the Board of Directors established a Nominating Committee, consisting of Michael Cronin, Matthew Bronfman and Steven Fischman, whose purpose is to assist the Board in identifying individuals qualified to become directors under criteria approved by the Board, periodically review director compensation and benefits and recommend to the Board any improvements to Tweeter’s corporate governance guidelines as it deems appropriate. Tweeter had no Nominating Committees of the Board of Directors or committees performing similar functions during the year ended September 30, 2003. The full responsibilities of the Nominating Committee are set forth in its charter, which will be reviewed and updated annually and approved by the Board, and is attached hereto as Appendix B.

Compensation of Directors

      Tweeter currently pays each non-employee Director $5,000 per quarter, provided such Director attends a meeting of the Directors scheduled for such quarter either in person or by telephone. The amount is not pro rated if a Director does not attend all meetings. All Directors are reimbursed for reasonable expenses incurred in attending meetings, but are not paid a per meeting fee. In addition to the quarterly payment, members of the Audit Committee are paid $2,000 per meeting of the Audit Committee and members of the Compensation Committee are paid $500 per meeting of the Compensation Committee. In fiscal 2003, each Director was given stock options in lieu of cash payments for any compensation due for the period from April 2003 through March 2004. Under current Director compensation arrangements, upon each subsequent election or re-election, each Director who is not also an employee or affiliate of Tweeter is granted options under Tweeter’s 1998 Stock Option and Incentive Plan exercisable for the purchase of 5,000 shares of common stock, with an exercise price equal to the fair market value of the common stock at the date of grant. These options vest upon grant. A sitting Director will receive annual grants of 5,000 shares each year of his or her term, with an exercise price equal to the fair market value of the common stock on the date of the grant. These options vest upon grant.

Board of Directors Recommendation

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE BOARD’S NOMINEES, JEFFREY STONE AND JEFFREY BLOOMBERG. A PLURALITY OF THE VOTES CAST IN PERSON OR BY PROXY AT THE ANNUAL MEETING IS REQUIRED TO ELECT EACH NOMINEE AS DIRECTOR.

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth certain information regarding the beneficial ownership of Tweeter’s common stock as of the Record Date by (i) each person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) known by Tweeter to be the beneficial owner of more than 5% of Tweeter’s common stock, (ii) each of Tweeter’s Named Executives (as defined below) and Directors, and (iii) all of Tweeter’s executive officers and Directors as a group. Except as otherwise indicated in the footnotes to this table, Tweeter believes that the persons named in this table have sole voting and investment power with respect to all of the shares of common stock indicated.

	Common Stock
	Beneficially Owned(1)	Percent
	As of	Of
Name	December 17, 2003	Class

Named Executive Officers
Samuel Bloomberg * 40 Pequot Way Canton, MA 02021	1,684,125(2)	6.8
Jeffrey Stone * 40 Pequot Way Canton, MA 02021	614,620(3)	2.5
Joseph McGuire 40 Pequot Way Canton, MA 02021	167,270(4)	**
Peter Beshouri * 40 Pequot Way Canton, MA 02021	148,000(5)	**
Philo Pappas 40 Pequot Way Canton, MA 02021	318,000(6)	1.3
Directors/ Director Nominees
Michael Cronin 200 Clarendon Street, 50th Floor Boston, MA 02116	1,952,064(7)	8.1
Jeffrey Bloomberg 40 Broad Street, 11th Floor Boston, MA 02109	313,951(8)	1.3
Matthew Bronfman 900 Third Avenue, 26th Floor New York, NY 10022	173,036(9)	**
Steven Fischman One Wells Avenue Newton, MA 02159	50,700(10)	**
Directors and Executive Officers as a Group (9 persons)	5,421,766(11)	21.2

	Common Stock
	Beneficially Owned(1)	Percent
	As of	Of
Name	December 17, 2003	Class

Beneficial Owners of more than 5%
Wellington Management Company, LLP 75 State Street Boston, Massachusetts 02109	3,320,540(12)	13.8
Weston Presidio Capital IV, L.P. Pier 1, Bay 2 San Francisco, CA 94111	1,872,600(12)	7.8
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	1,350,700(12)	5.6

*	Messrs. Bloomberg, Stone and Beshouri are also Directors of Tweeter.

**	Represents less than 1% of class.

(1)	Includes the number of shares and percentage ownership represented by such shares determined to be beneficially owned by a person in accordance with the rules of the Securities and Exchange Commission. The number of shares beneficially owned by a person includes shares of common stock that are subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of the Record Date. Such shares are deemed outstanding for the purpose of computing the percentage of outstanding shares owned by such person. Such shares are not deemed outstanding, however, for the purposes of computing the percentage ownership of any other person.

(2)	Includes 67,025 shares held, in the aggregate by the Samuel Bloomberg Family Trusts for the benefit of Mr. Bloomberg’s children and 14,454 shares held by Carolina Bloomberg, the wife of Mr. Bloomberg. Mr. Bloomberg expressly disclaims beneficial ownership of the shares held by the Samuel Bloomberg Family Trusts and Carolina Bloomberg. Also includes 533,927 shares subject to options granted by Tweeter to Mr. Bloomberg exercisable within 60 days of the Record Date.

  (3) Includes 327,200 shares subject to options granted by Tweeter to Mr. Stone exercisable within 60 days of the Record Date.

(4)	Includes 2,000 shares held, in the aggregate, by trusts for the benefit of Mr. McGuire’s children. Mr. McGuire expressly disclaims beneficial ownership of these shares. Also includes 143,920 shares subject to options granted by Tweeter to Mr. McGuire exercisable within 60 days of the Record Date.

(5)	Includes 148,000 shares subject to options granted by Tweeter to Mr. Beshouri exercisable within 60 days of the Record Date.

(6)	Includes 48,000 shares subject to options granted by Tweeter to Mr. Pappas exercisable within 60 days of the Record Date. In addition, Mr. Pappas has entered into a pre-paid variable share forward agreement with CIBC World Markets Corp. with respect to 162,000 of his shares.

(7)	Includes 1,872,600 shares held by Weston Presidio Capital IV, L.P. and WPC Entrepreneur Fund II, L.P. (collectively, the “Weston Funds”). Mr. Cronin is the managing member or partner of the general partners of the Weston Funds. Mr. Cronin disclaims beneficial ownership of the shares held by the Weston Funds, except to the extent of his pecuniary interest therein. Also includes 49,650 shares subject to options granted by Tweeter to Mr. Cronin exercisable within 60 days of the Record Date.

(8)	Includes 22,896 shares held, in the aggregate, by trusts for the benefit of Mr. Bloomberg’s children. Mr. Bloomberg expressly disclaims beneficial ownership of these shares. Also includes 44,850 shares subject to options granted by Tweeter to Mr. Bloomberg exercisable within 60 days of the Record Date.

(9)	Includes 139,818 shares subject to options granted by Tweeter to Mr. Bronfman exercisable within 60 days of the Record Date.

(10)	Includes 50,700 shares subject to options granted by Tweeter to Mr. Fischman exercisable within 60 days of the Record Date.

(11)	Includes 1,486,065 shares in the aggregate subject to options granted by Tweeter to Tweeter’s directors and executive officers exercisable within 60 days of the Record Date.

(12)	Information concerning beneficial ownership was obtained from Schedule 13D’s and 13G’s filed in February 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires Directors, officers and persons who are beneficial owners of more than ten percent of Tweeter’s common stock to file with the Securities and Exchange Commission reports of their ownership of Tweeter’s securities and changes in that ownership. To Tweeter’s knowledge, based upon a review of copies of reports so filed, all persons required to file such reports regarding ownership and transactions during the fiscal year ended September 30, 2003 did so by no later than the date the reports were due, except for the following: a Form 4 was filed late for an aggregate of three transactions effected by Jeffrey Bloomberg in December 2001 and July

2002; a Form 4 was filed late for an aggregate of two transactions effected by Matthew Bronfman in July 2002 and August 2002; and a Form 4 was filed late for a transaction effected by Samuel Bloomberg in January 2002.

Executive Compensation

      The following table sets forth the compensation earned by Tweeter’s Chairman and each of the other executive officers of Tweeter (the “Named Executives”) for services rendered in all capacities to Tweeter during fiscal 2001, 2002 and 2003:

Summary Compensation Table

					Long-Term
					Compensation
	Annual
	Compensation(1)					Securities
					Restricted	Underlying
Name And Principal Position	Year		Salary	Bonus(2)	Stock Award	Options

Samuel Bloomberg	2003	(3)	$284,423	$0	$0	480,000
Chairman of the Board	2002		$409,327	$18,750	$0	80,000
	2001		$375,000	$86,400	$0	42,000
Jeffrey Stone	2003	(3)	$518,269	$0	$0	180,000
President and Chief Executive Officer	2002		$498,558	$21,250	$0	140,000
	2001		$425,000	$129,600	$0	58,000
Joseph McGuire	2003	(3)	$327,692	$0	$0	60,000
Senior Vice President and Chief Financial Officer	2002		$285,251	$13,000	$0	80,000
	2001		$259,038	$51,700	$0	25,000
Peter Beshouri	2003		$400,000	$0	$0	0
Sr. Vice President	2002		$391,539	$0	$0	35,000
	2001	(4)	$66,667	$0	$0	30,000
Philo Pappas	2003	(5)	$145,962	$100,000	$1,514,700 (6)	120,000
Senior Vice President and Chief Merchandising Officer

(1)	The compensation described in this table does not include medical or other benefits received by the Named Executives that are generally available to all salaried employees of Tweeter.

(2)	Bonus payments paid relate to the previous fiscal year results.

(3)	Mr. Bloomberg exchanged $400,000 of salary for options to purchase 480,000 shares of Tweeter common stock; Mr. Stone exchanged $150,000 of salary for options to purchase 180,000 shares of Tweeter common stock; Mr. McGuire exchanged $50,000 of salary for options to purchase 60,000 shares of Tweeter common stock. The reductions in salary were or will be effected approximately 50% in fiscal year 2003 and approximately 50% in fiscal year 2004.

(4)	Represents compensation paid to Mr. Beshouri from August 1, 2001 through September 30, 2001.

(5)	Represents compensation paid to Mr. Pappas from April 21, 2003 through September 30, 2003.

(6)	Represents 270,000 shares of restricted stock granted to Mr. Pappas on April 21, 2003 multiplied by the closing price of $5.62 as of the grant date, less the purchase price paid by Mr. Pappas ($.01 per share). 162,000 of the shares were vested as of the grant date. Subject to certain acceleration events, 54,000 shares vest on February 1, 2004 and 54,000 shares vest on February 1, 2005, so long as Mr. Pappas is still employed with Tweeter at that time. As of September 30, 2003, the value of the restricted shares held by Mr. Pappas was $828,360, which represents 108,000 shares of restricted stock multiplied by the closing price of $7.68 as of September 30, 2003, less the purchase price paid for the 108,000 shares ($.01 per share). Dividends will be paid on the shares of restricted stock to the extent that dividends are paid on any of Tweeter’s other common stock. Tweeter does not expect any dividends to be paid in the future.

     The following table sets forth information relating to grants of stock options made during fiscal 2003 to each of the Named Executive Officers under Tweeter’s 1998 Stock Option and Incentive Plan:

Option Grants in Fiscal 2003

					Potential Realizable Value at
	Number of	Percent of			Assumed Annual Rates of
	Securities	Total Options	Exercise		Stock Price Appreciation for
	Underlying	Granted to	Price		Option Term
	Options	Employees in	Per	Expiration
Name	Granted	Fiscal Year	Share	Date	5%	10%

Samuel Bloomberg	480,000 (1)	38.3%	$5.64	4/25/2013	$1,702,504	$4,314,580
Jeffrey Stone	180,000 (1)	14.4%	$5.64	4/25/2013	$638,454	$1,617,967
Joseph McGuire	60,000 (1)	4.8%	$5.64	4/25/2013	$212,818	$539,322
Philo Pappas	120,000 (1)	9.6%	$4.70	4/21/2008	$155,823	$344,328

The price of one share of Tweeter common stock acquired at $5.64 if compounded over 10 years at 5% and 10% would equal approximately $9.19 and $14.63, respectively. The price of one share of Tweeter common stock acquired at $4.70 if compounded over 5 years at 5% and 10% would equal approximately $6.00 and $7.57, respectively.

(1)	Number of shares issuable upon the exercise of options granted on April 25, 2003 under the Tweeter Home Entertainment Group, Inc. 1998 Stock Option and Incentive Plan. 50% of the options issued to Messrs. Bloomberg, Stone and McGuire vested immediately, 25% will vest on April 25, 2004 and 25% will vest on April 25, 2005. 40% of the options issued to Mr. Pappas vested immediately, 30% will vest on April 21, 2004 and 30% will vest on April 21, 2005.

Aggregated Option Exercises in Fiscal 2003 and Fiscal Year-End Option Values

			Number of Securities		Value of Unexercised In-
			Underlying Options at		the-Money Options at
	Shares Acquired	Value	Fiscal Year End		Fiscal Year End
Name	on Exercise	Realized	Exercisable/Unexercisable		Exercisable/Unexercisable

Samuel Bloomberg	—	$—	533,927/	283,200	$1,006,886/$500,424
Jeffrey Stone	—	$—	327,200/	159,400	$ 222,058/$202,542
Joseph McGuire	—	$—	145,800/	66,400	$ 83,176/$ 72,024
Peter Beshouri	—	$—	148,000/	12,000	$ 121,100/$ —
Philo Pappas	—	$—	48,000/	72,000	$ 143,040/$214,560

Employment/ Severance Agreements

      The summaries of the various employment/severance agreements set forth below are qualified in their entirety by reference to the full text of such agreements, which are exhibits to Amendment No. 1 to Tweeter’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on June 8, 1998 or Tweeter’s Annual Reports on Form 10-K for the fiscal years ended September 30, 2002 and September 30, 2003.

Bloomberg Agreement

      Upon completion of Tweeter’s initial public offering in July 1998, Tweeter entered into a five-year employment agreement with Samuel Bloomberg. On June 1, 2003, Tweeter renewed the agreement with Mr. Bloomberg for an additional three years. The agreement provides that Mr. Bloomberg is to receive a base salary of $445,000 per year through September 30, 2003 and thereafter at the annual rate of at least $445,000, plus such increases as may be determined by the Board of Directors. Mr. Bloomberg has the opportunity to earn incentive bonuses based upon certain performance criteria, to be determined by the Compensation Committee, and the opportunity to receive stock options and other incentive awards under Tweeter’s 1998 Stock Option and Incentive Plan.

      The employment agreement provides for continued employment until termination by either party. Tweeter, however, may terminate the employment agreement with or without cause at any time. If Mr. Bloomberg’s employment is terminated by Tweeter without cause, Tweeter is obligated to pay him an amount equal to his unvested accrued benefits under any stock option plan, incentive plan or retirement plan plus severance pay equal to two years of Mr. Bloomberg’s annual salary at the rate in effect as of the termination of his employment. The employment agreement also provides that if Tweeter and Mr. Bloomberg do not renew the employment agreement upon expiration, Tweeter may elect to pay Mr. Bloomberg two years severance in exchange for a two-year non-competition arrangement.

Stone Agreement

      Upon completion of Tweeter’s initial public offering in July 1998, Tweeter entered into a five-year employment agreement with Jeffrey Stone. On June 1, 2003, Tweeter renewed the agreement with Mr. Stone for an additional three years. The agreement provides that Mr. Stone is to receive a base salary of $585,000 per year through September 30, 2003 and thereafter at the annual rate of at least $585,000, plus such increases as may be determined by the Board of Directors. Mr. Stone has the opportunity to earn incentive bonuses based upon certain performance criteria, to be determined by the Compensation Committee, and the opportunity to receive stock options and other incentive awards under Tweeter’s 1998 Stock Option and Incentive Plan.

      The employment agreement provides for continued employment until termination by either party. Tweeter, however, may terminate the employment agreement with or without cause at any time. If Mr. Stone’s employment is terminated by Tweeter without cause, Tweeter is obligated to pay him an amount equal to his unvested accrued benefits under any stock option plan, incentive plan or retirement plan plus severance pay equal to two years of Mr. Stone’s annual salary at the rate in effect as of the termination of his employment. The employment agreement also provides that if Tweeter and Mr. Stone do not renew the employment agreement upon expiration, Tweeter may elect to pay Mr. Stone two years severance in exchange for a two-year non-competition arrangement.

McGuire Employment Agreement

      Upon completion of Tweeter’s initial public offering in July 1998, Tweeter entered into an employment agreement with Joseph McGuire. Tweeter renewed this agreement on July 21, 2001. Under the terms of this three-year agreement, Mr. McGuire earns a base annual salary of $260,000 plus such increases as may be determined by the President, and has the opportunity to earn yearly incentive bonuses based on performance criteria (determined by the Compensation Committee). Mr. McGuire is also entitled to receive stock options and other incentive awards under Tweeter’s stock option and incentive plans. Tweeter may elect, upon the expiration and non-renewal of the agreement, to pay Mr. McGuire two years of severance pay in exchange for a two-year non-competition agreement from Mr. McGuire. If Tweeter terminates Mr. McGuire’s employment without cause, Tweeter is obligated to pay Mr. McGuire an amount equal to one year of his base salary in effect as of the termination of his employment, and his options and incentives will continue to vest for one year following termination.

Beshouri Employment Agreement

      Upon the acquisition of Sound Advice, Tweeter entered into an employment agreement with Peter Beshouri. Under the terms of this two-year agreement, Mr. Beshouri earned a base annual salary of $400,000. For entering into the agreement, Mr. Beshouri also received a signing bonus of $100,000, stock options for 30,000 shares of Tweeter common stock and, as additional consideration for entering into Tweeter’s Non-competition, Nondisclosure and Non-solicitation agreement, he received an additional $1,900,000. Mr. Beshouri was also entitled to receive stock options and was eligible to receive annual bonuses, in the sole discretion of Tweeter. The employment agreement provided that if Mr. Beshouri’s employment was terminated by Tweeter without cause or Mr. Beshouri terminated his employment for good reason, Tweeter was obligated to pay Mr. Beshouri an amount equal to his salary through the second anniversary of his employment agreement. As of September 30, 2003, the agreement expired and Mr. Beshouri is no longer an employee of Tweeter. No severance is due to Mr. Beshouri as a result of the termination of his employment. Mr. Beshouri will remain a Director until the 2004 annual stockholders meeting on January 15, 2004.

Pappas Severance Agreement

      On April 21, 2003, Tweeter entered into a severance agreement with Philo Pappas, Senior Vice President and Chief Merchandising Officer. Under the terms of the agreement, Mr. Pappas is entitled to a base salary of $345,000, a $100,000 commencement bonus, 270,000 shares of restricted Tweeter common stock (at a purchase price of $.01 per share) and options for 120,000 shares of Tweeter common stock. In addition, Mr. Pappas is or will be entitled to receive an annual bonus for the period ending September 30, 2003 of $100,000 and an annual bonus for the period ending September 30, 2004 of no more than his then-current salary. Mr. Pappas is also entitled to receive options for no fewer than 20,000 shares of Tweeter common stock in each of 2004 and 2005. If Tweeter terminates the agreement without cause or Mr. Pappas terminates the agreement for good reason, Mr. Pappas will be entitled to receive one year’s annual salary and, if such termination is on or prior to the second anniversary of the commencement of Mr. Pappas’s employment, such termination will cause accelerated vesting of one-year’s worth of his options and restricted stock.

Compensation Committee Report Regarding Executive Compensation

      The Compensation Committee of the Board of Directors makes decisions regarding cash compensation paid and stock options and other forms of equity-based compensation awarded to Tweeter’s executive officers. The Compensation Committee is comprised of two Directors, Michael Cronin and Matthew Bronfman, neither of which have relationships with any executive officers of Tweeter. The Compensation Committee has submitted the following report concerning executive compensation:

Compensation Philosophy

      The Compensation Committee (the “Committee”), which is composed entirely of outside independent Directors, reviews, evaluates and approves the amount, design and implementation of Tweeter’s compensation system for executive officers. Tweeter believes that corporate performance and in turn, stockholder value will be best enhanced by a compensation system that supports and reinforces Tweeter’s key operating and strategic goals while aligning the financial interests of Tweeter’s executive officers with those of the stockholders. Tweeter utilizes both short-term and long-term incentive compensation programs to achieve these objectives. Executive officer incentive compensation programs are tied to company-wide achievement of annual financial and operational goals and the market value of Tweeter’s stock. The Committee believes that the use of company-wide performance in setting goals promotes a unified vision for senior management and creates common motivation among the executives. For other salaried employees, the incentive compensation program is also tied to divisional, departmental or store business goals and, in some cases, individual performance.

      For Tweeter’s 2003 fiscal year, the Committee made its compensation decisions based on a review of Tweeter’s 2002 fiscal year performance, on Tweeter’s budget and other projections for the 2003 fiscal year, and on Tweeter’s performance in comparison to certain competitors. The Committee also used information from an Executive Compensation Survey provided by an independent consulting firm.

Components of the Executive Compensation Program

      Tweeter’s compensation program for executive officers consists generally of three components: base salary, an annual performance-based cash bonus and long-term stock incentives. In making compensation decisions, the Committee generally compares the compensation of Tweeter’s executive officers with compensation of officers at certain other retail companies and has utilized a nationally known compensation consultant, as it deemed necessary.

      The Committee generally compares various short and long-term performance measures, including total stockholder return, return on average stockholders’ equity, sales, pre-tax net income and earnings per share for Tweeter and other companies with which it competes for executive talent. The Committee has not established any particular level at which overall compensation will be set in respect to the compensation peer group. The Committee believes that the total compensation of the named executive officers is supported by Tweeter’s competitive comparisons on the short and long-term performance factors and is appropriate given Tweeter’s overall performance. The individual elements of the executive compensation program are addressed below.

Annual Salary

      Each year the Committee establishes salaries for executive officers. Such salaries are based on proposals submitted by Tweeter’s Chief Executive Officer (“CEO”) for annual salary for the executive officers other than himself. The Committee sets the executive officer salaries for the 2003 fiscal year after reviewing the CEO’s recommendations and considering the information in the Executive Compensation Survey. The Committee believes that the current level of annual salaries for executive officers is appropriate and that it also provides for a large percentage of total compensation to be at risk under the incentive programs. In evaluating individual executive officers, the Committee may also consider, among other factors, (1) a qualitative evaluation of the individual executive officer’s performance provided by the CEO, (2) the job responsibilities of the individual executive, including changes in those responsibilities, and (3) Tweeter’s performance in relation to its target financial and operational goals for the prior fiscal year.

Annual Performance-Based Bonus

      Tweeter’s executive officers are eligible to receive cash bonuses under an annual performance-based incentive program (“Incentive Program”) established each year by the Committee and approved by the Board of Directors. The Incentive Program is designed to motivate Tweeter’s employees to achieve Tweeter’s annual operating and financial goals. The executive officers participate in the Incentive Program. The Incentive Program allows the Committee to establish performance goals based on pre-tax earnings. The goals are established with the purpose of continuing Tweeter’s record of superior performance in comparison with its competitors.

      For the 2003 fiscal year, the Incentive Program measured Tweeter’s achievement of its target financial goals. The target goal was established early in the fiscal year as part of Tweeter’s budgeting process and was approved by the Committee. Consistent with the Committee’s compensation philosophy of tying a large percentage of total compensation to performance, the potential maximum bonus for each executive officer was a significant percentage of that individual’s salary for the year. For the 2003 fiscal year, the target bonus amounts ranged from 5 percent of base salary to 35 percent of base salary. The target bonus percentages were based upon the results of the Executive Compensation Survey for 2002 and the recommendations of an independent consulting firm.

      The amount of bonus payments in each fiscal year depends upon the extent to which Tweeter achieves its target financial and operational goals for the prior fiscal year. For the 2002 fiscal year, Tweeter did not achieve these key performance goals. As a result, performance bonuses based on the 2002 fiscal year performance were not earned and thus were not payable in 2003.

      Tweeter’s performance for the 2003 fiscal year did not meet the key performance goals set as requirements for payment of bonuses. As a result, no bonuses will be paid in the 2004 fiscal year relating to 2003 fiscal year performance.

Long-Term Incentive Compensation

      Grants under Tweeter’s stock incentive plans provide long-term incentive compensation and are a significant component of total compensation. These programs are a part of Tweeter’s performance-based incentive compensation rewarding officers as total stockholder value increases. For most executive officers, grants under the stock incentive plans have been made in the form of incentive stock options. For non-employee Directors, grants under the plan are in the form of nonqualified stock options (since non-employee Directors do not qualify as recipients of incentive stock options).

      The Committee considers stock-based grants to be an important means of ensuring that executive officers have a continuing incentive to increase the long-term return to stockholders and the value of Tweeter’s stock. Stock-based grants also aid in the retention of executives.

      Stock options generally vest and become exercisable ratably over a period of one to four years from the date of grant. The number of stock options to be granted to a particular executive officer is determined by the Committee. The Committee primarily uses a formula based on an individual’s target bonus for the fiscal year and the market price of Tweeter’s stock, as well as the results of compensation surveys, to determine the appropriate grant size. Because the value of stock options is entirely a function of increases in the value of Tweeter’s stock, the Committee believes that this component of Tweeter’s compensation arrangement closely aligns the interests of the executive officers with those of Tweeter’s stockholders.

Chairman’s and Chief Executive Officer’s Compensation

      The Committee determined the compensation of Samuel Bloomberg and Jeffrey Stone, Tweeter’s Chairman and CEO, respectively, for the 2003 fiscal year in a manner consistent with the philosophy described above. Midway through fiscal 2003, Mr. Bloomberg and Mr. Stone, as well as certain other officers of Tweeter, were provided the opportunity to reduce their compensation for one year in exchange for options to purchase shares of Tweeter’s common stock at the then-current fair market value. Mr. Bloomberg exchanged $400,000 of salary for options to purchase 480,000 shares of Tweeter common stock. Mr. Stone exchanged $150,000 of salary for options to purchase 180,000 shares of Tweeter common stock. The reductions in salary were or will be effected approximately 50% in fiscal year 2003 and approximately 50% in fiscal year 2004.

      In establishing the Chairman and CEO’s compensation, the Committee has compared their compensation with the compensation of the Chairmen and CEOs of the compensation peer group in relation to the relative performance of Tweeter with respect to the compensation peer group. The Committee also considered Mr. Bloomberg’s and Mr. Stone’s leadership skills in assembling and developing a strong management team and guiding Tweeter through its significant growth during the last twelve years, resulting in Tweeter’s continued financial success.

      In setting the fiscal 2003 compensation, the Committee also considered Tweeter’s performance during the 2002 fiscal year. In the 2002 fiscal year, Tweeter did not achieve the goals set by the Committee as requirements for the payment of bonuses to them. As a result, Mr. Bloomberg and Mr. Stone did not receive bonuses in fiscal 2003.

      The Committee believes that Mr. Bloomberg’s and Mr. Stone’s compensation for the 2003 fiscal year was appropriate in light of all of the above considerations.

      Tweeter’s performance for the 2003 fiscal year did not meet the requirements set by the Committee for the payment of bonuses to Mr. Bloomberg and Mr. Stone in fiscal 2004. As a result, they will not be paid bonuses in the 2004 fiscal year with respect to 2003 performance.

COMPENSATION COMMITTEE

Michael Cronin

Matthew Bronfman

Compensation Committee Interlocks and Insider Participation

      None

PERFORMANCE GRAPH

      Since a nationally recognized index that would represent a peer group was not available, Tweeter has used the Russell 2000 to measure its performance. Tweeter believes that this index is representative of a peer group because it is composed of companies with similar market capitalization. In addition, Tweeter has included the Nasdaq Composite index as a comparison.

Proposal 2: Adoption of 2004 Long-Term Incentive Plan

Background

      Tweeter has provided long-term incentive awards under the Tweeter Home Entertainment Group, Inc. 1998 Stock Option and Incentive Plan (the “1998 Plan”). Effective June 2, 2004, no further incentive awards will be available under the 1998 Plan. In order to provide long-term incentive opportunities after that date, Tweeter’s Board of Directors has approved a new program known as the Tweeter Home Entertainment Group, Inc. 2004 Long-Term Incentive Plan (the “2004 Plan”) in the form attached hereto as Appendix C, subject to stockholder approval. The following summary of certain features of the 2004 Plan is qualified in its entirety by reference to the full text of the 2004 Plan.

Shares Reserved

      The 2004 Plan authorizes and reserves 3,000,000 shares of Tweeter’s common stock (“Stock”) for long-term incentive awards. Also, as options granted under the 2004 Plan are exercised, the number of shares represented by such previously outstanding options will become available for issuance under the 2004 Option Plan up to a maximum of 100,000 shares of Stock annually.

Administration and Eligibility

      The 2004 Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee is authorized, from time to time, to grant (or delegate the right to grant with respect to certain individuals) awards under the 2004 Plan to such officers, other employees, non-employee directors and key personnel (including independent contractors, consultants and other non-employees) of

Tweeter and its subsidiaries as the Compensation Committee, in its discretion, selects. Individuals who receive awards under the 2004 Plan are known as “Participants.”

      The 2004 Plan is intended to enable Tweeter to continue to provide incentives to the Participants to attract and retain qualified individuals for service to Tweeter. Incentives available under the 2004 Plan are designed to (i) enable the acquisition by key employees and other individuals of a proprietary interest in Tweeter; and (ii) better align the interests of Participants with the interests of Tweeter and its stockholders.

      Tweeter has not issued any 2004 Plan awards under the 2004 Plan to date, and will not issue any such awards unless and until the 2004 Plan is approved by Tweeter’s stockholders.

Stock Options

      Stock Options may be either “incentive stock options” (“ISO’s”) (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”)) or nonstatutory (“non-qualified”) stock options (“NQSO’s”) (collectively, “Stock Options”). The exercise price per share purchasable under a Stock Option will be determined at the time of grant by the Compensation Committee and will be at least the fair market value on the grant date. The Compensation Committee has the ability to grant ISO’s (which will be designated as such) and NQSO’s.

      The ISO’s eligible to be granted under the 2004 Plan are designed to meet the requirements of the Internal Revenue Code, including but not limited to a requirement that the exercise price be at least 100% of the fair market value of Tweeter’s common stock on the date the option is granted and that the option have a term no longer than ten years. No person who owns, directly or indirectly, more than 10% of the total combined voting power of Tweeter’s common stock may receive ISO’s unless the exercise price is at least 110% of the fair market value of Tweeter’s common stock on the grant date and the term is no longer than five years. ISO’s granted under the 2004 Plan are not transferable by the optionee, other than by will or by the laws of descent and distribution.

      Generally, Participants will be given five years in which to exercise a Stock Option or potentially a shorter period for vested options once a Participant terminates employment. Payment may be made in cash (including a certified or bank check), in the form of unrestricted shares the Participant already has owned for at least six months or in certain cases provided in the Plan by a cashless exercise procedure through a broker. The right to exercise an option may be conditioned upon the completion of a period of service or other conditions. No more than 625,000 shares of Stock reserved under the 2004 Plan may be granted to any Participant during any calendar year period. The 2004 Plan specifically provides that repricing of stock options is not permitted, which means that a stock option may not be cancelled and replaced by a new stock option with a lower exercise price, such that the effect would be the same as reducing the option price.

Non-employee Director Options

      The 2004 Plan provides that upon an individual’s election as a non-employee director of Tweeter, a NQSO is granted to that individual with respect to such number of shares as may be determined by the Compensation Committee; subsequent awards to non-employee directors typically will be made on an annual basis as part of their compensation. Options granted to non-employee directors generally will be exercisable for a period of five years after they become vested.

Restricted Stock

      Restricted Stock may be awarded under the 2004 Plan. A “Restricted Stock Award” is the grant of shares of Stock that requires the completion of a period of service or the attainment of specified performance goals by the Participant or Tweeter or a subsidiary, division or department of Tweeter or such other criteria as the Compensation Committee may determine in order for the shares to vest. All grants of Restricted Stock under the 2004 Plan that vest solely on the basis of continuing employment will be subject to vesting over five years, subject, however, at the Compensation Committee’s discretion, to acceleration of vesting upon the achievement of specified performance goals. Upon a Participant’s termination of employment (or other business relationship) for any reason, the Restricted Stock still subject to restriction generally will be subject to repurchase by Tweeter, subject to the specific terms of the Participant’s award agreement or action of the Compensation Committee. A maximum of 500,000 shares of Stock initially reserved for issuance under the 2004 Plan may be used for awards of Restricted Stock, provided that the 500,000 share limit will be reduced on a share-for-share basis by the number of shares used for Deferred Stock Awards.

Deferred Stock Awards

      A Deferred Stock Award is an award of a right to receive shares of Stock in the future at the end of a specified deferral period under specified conditions. The Compensation Committee will determine the Participants to whom, and the time or times at which, any Deferred Stock Awards will be made, the number of shares of Stock covered by an award to any Participant, the duration of the period during which and the conditions under which receipt of the shares of Stock will be deferred and any other terms and conditions of the Deferred Stock Award. Upon a Participant’s termination of employment (or other business relationship) for any reason, a Participant’s rights in all Deferred Stock Awards will terminate automatically, subject to the specific terms of the Participant’s award agreement or action of the Compensation Committee. A maximum of 500,000 shares of common stock initially reserved for issuance under the 2004 Plan may be used for Deferred Stock Awards, provided that the 500,000 share limit will be reduced on a share-for-share basis by the number of shares used for awards of Restricted Stock.

Performance Share Awards

      A Performance Share Award is an award entitling a Participant to acquire shares of Stock upon the attainment of specified long-term performance goals over a specified time period of from three to five years. If the specified performance objectives established by the Compensation Committee are attained in whole or in part during the time period specified by the Compensation Committee, and if the Participant continues in employment through the performance period, some or all of the shares of Stock (as provided by the terms of the Plan and any award agreement) will be provided to the Participant.

      The performance criteria may vary among Participants. The Compensation Committee will specifically determine the criteria applicable to a Participant. Upon a Participant’s termination of employment (or other business relationship) for any reason, a Participant’s rights in all Performance Share Awards will terminate automatically, subject to the specific terms of the Participant’s award agreement or action of the Compensation Committee. A maximum of 200,000 shares of Stock initially reserved for issuance under the 2004 Plan may be used for Performance Share Awards.

Performance Unit Awards

      A Performance Unit Award is a grant of units with a specified dollar value, the payment of which is conditioned on the Participant’s attainment of specified long-term performance goals over a specified time period of from three to five years. If the specified performance objectives established by the Compensation Committee are attained in whole or in part during the time period specified by the Compensation Committee, and if the Participant continues in employment through the performance period, payment is made based on the value of the units either in the form of cash compensation or shares of Stock, as provided by the terms of the 2004 Plan and the applicable award agreement.

      The performance criteria may vary among Participants. The Compensation Committee will specifically determine the criteria applicable to a Participant. Upon a Participant’s termination of employment (or other business relationship) for any reason, a Participant’s rights in all Performance Unit Awards will terminate automatically, subject to the specific terms of the applicable award agreement or action of the Compensation Committee. A maximum of 550,000 shares of Stock initially reserved for issuance under the 2004 Plan may be used for Performance Unit Awards.

Warrants

      A Warrant Award is an award entitling a Participant to acquire shares of Stock for a specific purchase price per share. The Compensation Committee will specifically determine whether and to whom Warrant Awards will be made, the exercisability and method of exercise applicable to each award, and all other limitations and conditions applicable to the awarded Warrants. Upon a Participant’s termination of employment (or other business relationship) for any reason, a Participant’s rights in all Warrant Awards will terminate automatically, subject to the specific terms of the Participant’s award agreement or action of the Compensation Committee. A maximum of 100,000 shares of Stock initially reserved for issuance under the 2004 Plan may be used for Warrant Awards.

Common Stock in Lieu of Cash Compensation

      The Compensation Committee may grant shares of Stock to a Participant in lieu of cash compensation earned by the Participant under another Tweeter incentive plan. The grant must be conditioned upon the Participant’s irrevocable election to waive receipt of all or a portion of the cash compensation otherwise payable. The number of shares of Stock granted in lieu of cash compensation will be determined by dividing the amount of waived cash compensation by the fair market value of the Stock on the date the Stock is granted.

Cessation of Awards; Amendments and Modifications

      No awards may be made under the 2004 Plan after June 1, 2009. Subject to the requirement of stockholder approval for material amendments to the 2004 Plan and certain other limits, the Board at any time may amend or discontinue the 2004 Plan. In addition, the Compensation Committee may amend or cancel any outstanding award under the Plan for various purposes, subject to the consent of any Participant who would be adversely affected.

Change in Control

      In the event of a Change of Control of Tweeter (as defined in the 2004 Plan), unless Tweeter’s Board of Directors determines otherwise:

(1) Stock Options and Warrants outstanding as of the date of such Change in Control which are not then exercisable and vested will become fully exercisable and vested; and

(2) the restrictions and deferred limitations applicable to any Restricted Stock Awards and Deferred Stock Awards will lapse, and such Restricted Stock Awards and Deferred Stock Awards will become free of all restrictions and become fully vested and transferable to the full extent of the original grant. In addition, the performance goals and other restrictions with respect to any outstanding Performance Share Awards and Performance Unit Awards will be deemed to be satisfied in full and fully distributable.

Effect of Federal Income Taxation

      The following summary of tax consequences with respect to the awards granted under the 2004 Plan is not comprehensive and is based upon laws and regulations in effect on December 1, 2003. Such laws and regulations are subject to change. The summary is intended for the information of stockholders considering how to vote and not as tax guidance to Participants in the 2004 Plan. Participants in the 2004 Plan should consult their own tax advisors as to the tax consequences of participation.

      Stock Options. Stock Options granted under the Plan may be either ISO’s or NQSO’s. There are generally no Federal income tax consequences either to the option holder or to Tweeter upon the grant of a Stock Option.

      On exercise of an ISO, the option holder will not recognize any income and Tweeter will not be entitled to a deduction for tax purposes, although such exercise may give rise to liability for the option holder under the alternative minimum tax provisions of the Internal Revenue Code. Generally, if the option holder disposes of shares acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the option holder will recognize compensation income and Tweeter will be entitled to a deduction for tax purposes in the amount of the excess of the fair market value of the shares on the date of exercise over the exercise price (or the gain on sale, if less). Any further gain realized will be taxed as capital gain and will not result in any deduction by Tweeter. Otherwise, Tweeter will not be entitled to any deduction for tax purposes upon disposition of the shares, and the entire gain for the option holder will be treated as a capital gain. Special rules apply when all or a portion of the exercise price is paid by tendering shares of Tweeter’s stock.

      On exercise of an NQSO, the amount by which the fair market value of the shares on the date of exercise exceeds the exercise price will generally be taxable to the option holder as compensation subject to income and payroll taxes, and will generally be deductible for tax purposes by Tweeter. The dispositions of shares of Stock acquired upon exercise of an NQSO will generally result in a capital gain or loss for the option holder with the holding period commencing on the date of the exercise, but will have no consequences for Tweeter.

      Other Awards. With respect to awards granted under the 2004 Plan that result in the payment or issuance of cash or shares of Stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the Participant must generally recognize ordinary income equal to the cash or the fair market value of shares of Stock or other property received on the date any such restrictions lapse. Thus, deferral of the time of payment or issuance generally will result in the deferral of the time the Participant will be liable for income taxes with respect to such payment or issuance. Tweeter generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the Participant, subject to certain limits such as those set forth in Section 162(m) of the Internal Revenue Code as described below.

      With respect to awards involving the issuance of shares of Stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the Participant generally must recognize ordinary income equal to the fair market value of the shares of Stock or other property received as of the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. Tweeter generally will be entitled to a deduction in an amount equal to ordinary income recognized by the Participant, subject to certain limits such as those set forth in Section 162(m) of the Internal Revenue Code as described below. A Participant may elect to be taxed at the time of the earlier receipt of shares of Stock or other property rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture, but if the Participant subsequently forfeits such shares or property he or she would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which the Participant previously paid tax. The Participant must file such election with the Internal Revenue Service within 30 days of the receipt of the shares of Stock or other restricted property.

      Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code generally disallows a public company’s tax deduction for compensation to a “named executive officer” in excess of $1,000,000 in any tax year. Compensation that qualifies as “performance-based compensation” is excluded from the $1,000,000 deductibility cap, and therefore can be fully deductible.

      Parachute Payments. In the event any payments or rights accruing to a Participant upon a Change in Control, or any other payments awarded under the 2004 Plan, constitute “parachute payments” under Section 280G of the Internal Revenue Code, depending upon the amount of such payments accruing and the other income of the Participant from Tweeter, the Participant may be subject to a 20% excise tax (in addition to ordinary income tax) on the amount of the payment that exceeds a base amount (an “excess parachute payment”) and Tweeter may be disallowed a deduction for the excess parachute payment.

      Assuming approval by Tweeter’s stockholders of the 2004 Plan, Tweeter intends to file a registration statement on Form S-8 to cover at least the initial amount of shares available under the plan.

      On December 12, 2003, the last reported sales price for Tweeter’s common stock on the Nasdaq National market was $8.70 per share.

      Tweeter’s Board of Directors believes it is in the best interest of Tweeter and its stockholders to adopt the proposed 2004 Plan. The plan will replace the 1998 Plan, and will assist Tweeter to continue to attract and retain key personnel and to strengthen the aligning of such personnel’s interests with those of Tweeter’s stockholders. A majority of the votes cast by the stockholders represented at the meeting, in person or by Proxy, is required to approve this proposal.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE 2004 LONG TERM INCENTIVE PLAN.

Equity Compensation Plan Information

			Number of Securities
			Remaining Available
			for Future Issuance
	Number of Securities		Under Equity
	to be Issued upon	Weighted-Average	Compensation Plans
	Exercise of	Exercise Price of	(Excluding
	Outstanding Options,	Outstanding Options,	Securities Reflected
	Warrants and Rights	Warrants and Rights	in Column(a))

Plan category
Equity compensation plans approved by security holders:
1998 Stock Option and Incentive Plan	2,591,834	11.44	1,054,003 (1)
1995 Stock Option Plan	324,134	2.63	—
Employee Stock Purchase Plan	152,014	9.96	847,986
Equity compensation plans not approved by security holders	—	—	—
Total	3,067,982	10.44	1,901,989

(1)	The number of shares of common stock issuable under the plan increases each year by a number of shares not to exceed 300,000 shares. Also, as options granted under the plan are exercised, the number of shares represented by such previously outstanding options will become re-available for issuance under the plan up to a maximum of 100,000 shares of common stock annually.

Proposal 3: Approval of the Issuance of Warrants, and the Underlying Shares of

Tweeter Common Stock, to RetailMasters, LLC

RetailMasters — Overview

      In May 2003, Tweeter Home Entertainment Group engaged RetailMasters, LLC (“RetailMasters”), a consulting organization composed mostly of former Best Buy senior executives and created FOUNDATIONS for WINNING. FOUNDATIONS for WINNING is our internal initiative to provide Tweeter with best practices in several areas including Supply Chain, Sales Development, and store level operating disciplines. Our goal is to become “best in class” in these areas. Simultaneously, the team will be working to move Tweeter’s portfolio of products and services toward a stronger role in the digital era.

      We believe that RetailMasters’ experience with, and exposure to, best retail practices on a national level will provide Tweeter with a unique opportunity to create rapid organization and operational improvements. Tweeter associates, at many levels of the company, are being exposed to knowledge and disciplines previously not available to them.

      Our goals for Tweeter’s alliance with RetailMasters is to have RetailMasters focused on the creation of stockholder value in a manner similar to the focus of our senior management team.

RetailMasters — Compensation

Consulting Fees

      Currently, RetailMasters charges Tweeter, for consulting services rendered, at the rate of $235,000 per each month of the term, which we believe is approximately 75% of prevailing market rates for comparable “at large” consultants.

Gainshare

      RetailMasters will be entitled to earn gainshare or bonuses based upon Tweeter’s achieving agreed-upon improvements in Tweeter’s operating income over existing baseline expectations, as summarized below.

      RetailMasters will be eligible to earn an annual performance bonus (the “Bonus”) payable on the earlier of December 10th or ten days after Tweeter announces earnings for each fiscal year during the term of the agreement, and the first year after the end of the term, as follows: (i) an amount equal to twenty-five percent (25%) of consulting fees paid for the fiscal year, if Tweeter’s revenue has met Tweeter’s budget for the fiscal year then ending; (ii) an additional one hundred thousand dollars ($100,000) if the pretax earnings of Tweeter exceed the budgeted pretax earnings by one million dollars ($1,000,000); and (iii) one hundred fifty thousand dollars ($150,000) for each subsequent one million dollars ($1,000,000) above the first one million dollars ($1,000,000) in pretax earnings of Tweeter above the budgeted pretax earnings. The aggregate of all Bonuses paid under the agreement may not exceed one hundred percent (100%) of the cumulative consulting fees paid during the term.

Equity Participation

      As part of the payment for the consulting services rendered by RetailMasters, we are issuing RetailMasters warrants to purchase Tweeter common stock as follows:

(i) Warrants with an exercise price of $8.00 per share for 239,145 shares of Tweeter’s common stock that will be exercisable for a period of three years from the date of stockholder approval; (ii) warrants with an exercise price of $11.00 per share for 239,145 shares of Tweeter’s common stock that will be exercisable for a period of four years from the date of stockholder approval; (iii) warrants with an exercise price of $14.00 per share for 239,145 shares of Tweeter’s common stock that will be exercisable for a period of five years from the date of stockholder approval; and (iv) warrants with an exercise price of $17.00 per share for 239,145 shares of Tweeter’s common stock that will be exercisable for a period of six years from the date of stockholder approval.

      As required by Nasdaq rules, we are seeking approval for issuance of the warrants and the shares of Tweeter common stock for which the warrants are exercisable. A majority of the votes cast by the stockholders represented at the meeting, in person or by proxy, is required to approve this proposal.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF WARRANTS, AND THE UNDERLYING SHARES OF TWEETER COMMON STOCK, TO RETAILMASTERS, LLC FOR CONSULTING SERVICES.

Proposal 4: Ratification of Selection of Auditors

      The Audit Committee of the Board of Directors has selected the firm of Deloitte & Touche LLP, independent certified public accountants, to serve as auditors for the fiscal year ending September 30, 2004. Deloitte & Touche LLP served as Tweeter’s auditors for fiscal year 2003.

Principal Accountant Fees and Services

Audit Fees

      The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”) for professional services rendered for the audit of

Tweeter’s annual financial statements for the fiscal year ended September 30, 2003 including the reviews of its financial statements included in Tweeter’s Quarterly Reports on Form 10-Q, assistance with Securities Act filings and related matters and consultations on financial accounting and reporting standards arising during the course of the audit or reviews for that fiscal year were $755,000.

      The aggregate fees billed by Deloitte for professional services rendered for the audit of Tweeter’s annual financial statements for the fiscal year ended September 30, 2002 and for the reviews of the financial statements included in Tweeter’s Quarterly Reports on Form 10-Q for that fiscal year were $596,600.

Audit-Related Fees

      The aggregate fees billed by Deloitte for assurance and related services that are reasonably related to the performance of the audit or review of Tweeter’s financial statements, and are not reported above, were $22,350 for the fiscal year ended September 30, 2003 and $713,280 for the fiscal year ended September 30, 2002. Such services consisted of benefit plan audits and Sarbanes-Oxley section 404 implementation assistance in 2003 and 2002 as well as acquisition related services in 2002.

Tax Fees

      The aggregate fees billed by Deloitte for professional services rendered for tax compliance, tax advice, and tax planning were $445,500 for the fiscal year ended September 30, 2003 and $874,617 for the fiscal year ended September 30, 2002. Such services consisted of assistance in the preparation of Federal and state income tax filings, Federal and state tax examination assistance, benefit plan services and other tax planning consultations.

All Other Fees

      There were no other fees billed by Deloitte for services rendered to Tweeter, other than the services described above.

      Since the enactment of the Sarbanes-Oxley Act of 2002, the Audit Committee has pre-approved all non-audit services provided by Deloitte.

      A majority of the votes cast by the stockholders represented at the meeting, in person or by Proxy, is required to approve this proposal. Representatives of Deloitte & Touche LLP will be present at the meeting to respond to appropriate questions, and they will have an opportunity, if they desire, to make a statement.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS AUDITORS.

Audit Committee Report

      The Audit Committee, (“the Committee”), of the Board of Directors, composed entirely of independent directors (as independence is defined in Rule 4200(a)(15) of the Nasdaq Stock Market Marketplace Rules), met four times during the fiscal year 2003. The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the company and the audits of the financial statements of the company. The full responsibilities of the Committee are set forth in its charter, which is reviewed and updated annually and approved by the board, and is attached hereto as Appendix A.

      In fulfilling its responsibilities, the Committee appointed, subject to stockholder approval, Deloitte & Touche LLP as the company’s outside auditors. In making this decision, the Committee:

•	Discussed with the auditors the matters to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented;

•	Received the written disclosures and the letter from the auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions

with Audit Committee), as may be modified or supplemented, and discussed with the auditors the auditors’ independence;

•	Discussed the overall audit process, receiving and reviewing all reports;

•	Involved the auditors in the Committee’s review of Tweeter’s financial statements and related reports with management;

•	Provided to the auditors full access to the Committee (and the Board) to report on any and all appropriate matters;

•	Discussed with the independent auditors all matters required to be reviewed by generally accepted auditing standards; and

•	Conducted an assessment of the competence and qualification of Deloitte & Touche LLP to serve as Tweeter’s auditors.

      The Committee met with selected members of management and the auditors to review financial statements (including quarterly reports), discussing such matters as the quality of earnings; estimates, reserves and accruals; suitability of accounting principles; highly judgmental areas; and audit adjustments whether or not recorded.

      In addition, the Committee considered the quality and adequacy of the company’s internal controls and the status of pending litigation, taxation matters and other areas of oversight to the financial reporting and audit process that the Committee felt appropriate.

      Based on the review and discussions referred to above, the Committee recommended to the Board that the audited financial statements be included in Tweeter’s Annual Report on Form 10-K for the fiscal year ended September 30, 2003. Subsequent to such recommendation, the Board approved such Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

      The report and opinion of Deloitte & Touche LLP are filed separately in Tweeter’s Annual Report on Form 10-K and should be read in conjunction with the information contained in this section of the proxy Statement and the review of the audited financial statements.

      Based upon its work and the information received in the inquiries outlined above, the Committee is satisfied that its responsibilities under its charter for the period ending September 30, 2003 were met and that the financial reporting and audit processes of the company are functioning effectively.

THE AUDIT COMMITTEE

Michael Cronin

Matthew Bronfman
Steven Fischman

Code of Ethics

      Tweeter has adopted a code of ethics that applies to the company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is filed as an exhibit to Tweeter’s Annual Report on Form 10-K for the fiscal year ended September 30, 2003.

Other Business

      The Board of Directors of Tweeter is not aware of any matter, other than those described above that may come before the meeting. However, if any matters are properly presented to the meeting for action, it is intended that the persons named in the enclosed proxy will vote on such matters in accordance with their best judgment.

Deadline For Receipt of Stockholder Proposals

      In order for a stockholder proposal to be considered for inclusion in Tweeter’s proxy materials for the 2005 annual meeting of stockholders, it must be received by Tweeter at 40 Pequot Way, Canton, MA 02021, Attention: Joseph McGuire, no later than August 21, 2004; provided, however, that if the 2005 annual meeting of stockholders is scheduled to take place on a date more than 30 days before or after the anniversary date of the 2004 annual meeting of stockholders, stockholder proposals may be received on the later of (i) 120 days prior to the date when Tweeter first mails to stockholders its proxy statement for the meeting or (ii) the 15th day following the day on which the public announcement of the date of the meeting is first made by Tweeter. In addition, stockholder proposals intended to be considered at the 2005 annual meeting of stockholders, but not included in Tweeter’s proxy materials for that meeting, will be considered untimely if not received by Tweeter at the above address by such date.

Annual Report

      A copy of Tweeter’s 2003 Annual Report to Stockholders is being mailed with this proxy Statement to each stockholder entitled to vote at the Annual Meeting. Stockholders not receiving a copy of such Annual Report may obtain one, without charge, by writing to Joseph McGuire at Tweeter’s address set forth in the preceding paragraph, calling him at (781) 830-3314, or contacting him by e-mail at jmcguire@twtr.com.

Voting via the Internet or by Telephone

For Shares Directly Registered in the Name of the Stockholder.

      Stockholders with shares registered directly with EquiServe may vote those shares telephonically by calling EquiServe at 1-877-779-8683 (within the U.S. and Canada only, toll-free), or via the Internet at EquiServe’s voting Web site (www.eproxyvote.com/twtr).

For Shares Registered in the Name of a Broker or a Bank.

      A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. This program is different from the program provided by EquiServe for shares registered directly in the name of the stockholder. If your shares are held in an account with a broker or a bank participating in the ADP Investor Communication Services program, you may be able to vote those shares telephonically by calling the telephone number shown on the voting form received from your broker or bank, or via the Internet at ADP Investor Communication Services’ voting Web site (www.proxyvote.com).

General Information for All Shares Voted Via the Internet or By Telephone.

      Votes submitted via the Internet or by telephone must be received by 12am E.S.T. on January 15, 2004. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the stockholder.

APPENDIX A

TWEETER HOME ENTERTAINMENT GROUP, INC.

AUDIT COMMITTEE CHARTER

Organization

      There shall be a committee of the Board of Directors to be known as the Audit Committee (the “Audit Committee”). The Audit Committee shall have at least three members. The Audit Committee shall be composed solely of directors who are “independent” in accordance with Rule 10A-3 of the Securities Exchange Act of 1934 (the “Exchange Act”) and The Nasdaq Stock Market Marketplace Rules for determining the independence of directors (subject to any Nasdaq exceptions), and otherwise meet The Nasdaq Stock Market Marketplace Rules requirements for the membership of the Audit Committee. Independent Audit Committee members shall be free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as committee members. In addition, all members of the Audit Committee shall have a working familiarity with basic finance and accounting practices (at the time of their appointment) and at least one member of the Audit Committee shall be an “Audit Committee financial expert” as defined in Item 401 of Regulation S-K and as determined by the Board of Directors. All members of the Audit Committee shall be able to read and understand fundamental financial statements, including a balance sheet, cash flow statement and income statement.

Statement of Purpose

      The purpose of the Audit Committee shall be to oversee the accounting and financial reporting processes of the Corporation and the audits of the financial statements of the Corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the Corporation.

Responsibilities

      In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

      In carrying out these responsibilities, the Audit Committee will:

•	Appoint, compensate, retain and oversee the work of the independent auditors (including resolution of disagreements between management and the auditors regarding financial reporting) engaged by the Corporation for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the corporation, as well as to ultimately approve all audit engagement fees and terms.

•	Pre-approve all audit and permissible non-audit services in accordance with Section 202 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) and the Securities and Exchange Commission (“SEC”) rules promulgated thereunder.

•	Meet with the independent auditors and financial management of the Corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

•	Review with the independent auditors, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal

A-1

or otherwise improper, and to ensure that all reported revenue and expenses will be recognized in accordance with generally accepted accounting principles.

•	Review with management and the internal auditor the charter, plans, activities, staffing and organizational structure of the internal audit function of the Corporation. Review the coordination of such plans with the independent auditors. Ensure there are no unjustified restrictions or limitations, and review and concur in the appointment, replacement or dismissal of the internal auditor. Review the effectiveness of the internal audit function, including compliance with relevant standards.

•	Review the financial statements contained in the Annual Report to stockholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders. Any changes in accounting principles should be reviewed.

•	Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the Corporation’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

•	Review accounting and financial human resources and succession planning within the Corporation.

•	Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Committee meeting with, the Board of Directors.

•	Receive from the corporation’s outside auditors a formal written statement delineating all relationships between the auditors and the Corporation, consistent with Independence Standards Board Standard 1.

•	Engage in an active dialogue with the outside auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the outside auditors.

•	Ensure the independence of the outside auditors.

•	Have the ultimate authority and responsibility to select an outside auditor, subject to approval by the company’s stockholders at Tweeter’s annual meeting of stockholders, and evaluate and, where appropriate, replace the outside auditor; the outside auditor ultimately shall report and be accountable to the Audit Committee.

•	Review this Audit Committee Charter at least annually, and make any changes deemed appropriate, subject to review and approval of the full Board of Directors.

•	Review and discuss with management the Corporation’s annual and quarterly financial statements and all internal control reports (or summaries thereof), and review other material reports on financial information (excluding tax returns and reports) submitted by the Corporation to any government body, or the public, including management certifications as required by Sarbanes-Oxley (Sections 302 and 906) and relevant reports rendered by the outside auditors.

•	Establish procedures, in accordance with Section 301 of Sarbanes-Oxley and Rule 10A-3 of the Exchange Act, for (a) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

•	The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and, in accordance with Section 301 of Sarbanes-Oxley and Rule 10A-3 of the Exchange Act, to retain independent counsel and other experts, advisors or consultants as it determines is necessary to carry out its duties, and to determine funding for payment of (i) compensation to any such counsel, experts, advisors or consultants, (ii) compensation to outside auditors engaged by the Audit Committee and (iii) ordinary administrative expenses of the Audit Committee.

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APPENDIX B

TWEETER HOME ENTERTAINMENT GROUP, INC.

NOMINATING COMMITTEE CHARTER

Organization

      There shall be a committee of the Board of Directors to be known as the Nominating Committee, (the “Committee” or the “Nominating Committee”). The Committee shall have at least two members. The Committee shall be composed solely of directors who are “independent” in accordance with The Nasdaq Stock Market Marketplace Rules for determining the independence of directors (subject to any Nasdaq exceptions), and otherwise meet The Nasdaq Stock Market Marketplace Rules requirements for the membership of the Committee. Independent Nominating Committee members shall be free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as Nominating Committee members.

Statement of Purpose

      The purpose of the Nominating Committee shall be to assist the Board in identifying individuals qualified to become Directors under criteria approved by the Board, periodically review director compensation and benefits and recommend to the Board any improvements to the Company’s corporate governance guidelines as it deems appropriate.

Responsibilities

      In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing needs of the Corporation.

      In carrying out these responsibilities, the Committee will:

1. Evaluate the suitability of potential nominees for membership on the Board, taking into consideration the Board’s current composition, including expertise, diversity, and balance of inside, outside and independent directors, and considering the general qualifications of the potential nominees, such as:

(a)	Unquestionable integrity and honesty,

(b)	The ability to exercise sound, mature and independent business judgment in the best interests of the shareholders as a whole,

(c)	A background and experience with retailing, operations, finance, marketing or other fields which will complement the talents of the other Board members,

(d)	Willingness and capability to take the time to actively participate in the Board and the Committee meetings and related activities,

(e)	Ability to work professionally and effectively with other Board members and Company management,

(f)	Availability to remain on the Board long enough to make an effective contribution, and

(g)	Absence of material relationships with competitors or other third parties that could present realistic possibilities of conflict of interest or legal issues;

and see that all necessary and appropriate inquiries are made into the backgrounds of such candidates.

2. Recommend to the Board the number and names of proposed nominees for election as Director at the Annual Meeting of Shareholders and, in the case of a vacancy on the Board, the name of an individual to fill the vacancy.

B-1

3. Submit the minutes of all meetings of the Nominating Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

4. Review the direct and indirect relationships of members of the Board with the Company or its management and assist the Board with its determination of the independence of its members.

5. To monitor trends and best practices in director compensation, benefits and stock ownership guidelines and recommend changes to the Board as it deems appropriate, taking into consideration the interests of the corporation and its shareholders, maintenance of the independence of a majority of the members of the Board, the work load, time commitment and responsibilities involved in the Board and Committee meeting participation, and comparison with the compensation practices of comparable companies.

6. Monitor trends and best practices in corporate governance, periodically review the corporate governance guidelines, and recommend changes as it deems appropriate in those guidelines, in the corporate governance provisions of the Company’s By-Laws, and in the policies and practices of the Board.

7. Review this Nominating Committee Charter at least annually, and make any changes deemed appropriate, subject to review and approval of the full Board of Directors.

8. Establish and maintain procedures for the submission of unsolicited recommendations for nominees, including appropriate deadlines and the type of information that must be provided with recommendations.

Authority and Resources

      The Nominating Committee shall have the authority and resources to:

•	solicit ideas for director nominees from other members of the Board, and to make its own inquiries;

•	solicit suggestions for director nominees from management, stockholders and other sources;

•	engage outside search or other consultants to assist in identifying potential director nominees; and

•	determine funding for payment of compensation to any such consultants and ordinary administrative expenses of the Committee.

      All potential nominees must first be considered by the Nominating Committee before being contacted as possible nominees and before having their names formally considered by the full Board.

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APPENDIX C

TWEETER HOME ENTERTAINMENT GROUP, INC.

2004 LONG-TERM INCENTIVE PLAN

SECTION 1.

GENERAL PURPOSE OF THE PLAN; DEFINITIONS

      The name of this plan is the Tweeter Home Entertainment Group, Inc. 2004 Long-Term Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, non-employee Directors and other key personnel (including independent contractors, consultants and other non-employees) of Tweeter Home Entertainment Group, Inc. (the “Company”) and the Company’s subsidiaries, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will result in a closer alignment of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company. The following terms are defined as set forth below:

      “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

      “Administrator” is defined in Section 2(a).

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Performance Share Awards, Performance Unit Awards, Deferred Stock Awards, Warrants and Common Stock in Lieu of Cash Compensation Awards.

“Board” means the Board of Directors of the Company as constituted from time to time.

“Change of Control” is defined in Section 15.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor, along with related rules, regulations and interpretations.

“Committee” means the Committee of the Board referred to in Section 2.

“Common Stock in Lieu of Cash Compensation Award” means an Award granted pursuant to Section 9B.

“Company” means Tweeter Home Entertainment Group, Inc., a Delaware corporation, and any successor thereto.

“Deferred Stock Award” means an Award granted pursuant to Section 9.

“Effective Date” means the later to occur of (i) the date on which the Plan is initially approved by stockholders as set forth in Section 17 or (ii) June 2, 2004.

“Fair Market Value” on any given date means the last sale price at which Stock was traded on such date or, if no Stock was traded on such date, the next preceding date on which Stock was traded, as reported by Nasdaq or, if applicable, the principal stock exchange or, if applicable, any other national stock exchange on which the Stock is traded or admitted to trading.

“Incentive Stock Option” means any Stock Option that is intended to qualify as, and is designated in writing in the related Option Award agreement as intending to constitute, an “incentive stock option” as defined in Section 422 of the Code.

“Non-employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

      “Performance Share Award” means an Award granted pursuant to Section 7.

      “Performance Unit Award” means an Award granted pursuant to Section 8.

      “Restricted Stock Award” means an Award granted pursuant to Section 6.

“Stock” means the Common Stock, $.01 par value, of the Company, subject to adjustments pursuant to Section 3.

      “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Subsidiary” means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

      “Warrant Award” means an Award granted pursuant to Section 9A.

SECTION 2.

ADMINISTRATION OF PLAN;

ADMINISTRATOR AUTHORITY TO SELECT PARTICIPANTS AND DETERMINE AWARDS

      (a) Committee. The Plan shall be administered by a Committee of not fewer than two (2) Non-employee Directors (the “Administrator”). Each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3(b)(3)(i) promulgated under the Exchange Act, or any successor definition. Each member of the Committee shall also be an “outside director” within the meaning of Section 162(m) of the Code and the regulations (including temporary and proposed regulations) promulgated thereunder. In addition, each member of the Committee shall meet the then applicable requirements and criteria of the Nasdaq Stock Market (or other market on which the Stock then trades) for qualification as an “independent director.”

      (b) Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the individuals to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Deferred Stock Awards, Performance Share Awards, Performance Unit Awards, Warrants and Common Stock in Lieu of Cash Compensation Awards or any combination of the foregoing, granted to any one or more participants;

(iii) to determine the number of shares of Stock to be covered by any Award;

(iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi) subject to the provisions of Section 5(a)(iii), to extend at any time the post-termination period in which Stock Options may be exercised;

(vii) to determine at any time whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting deemed interest (at rates determined by the Administrator) or dividends or deemed dividends on such deferrals; and

(viii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as the Administrator shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

      All decisions and interpretations of the Administrator shall be made in the Administrator’s sole and absolute discretion and shall be final and binding on all persons, including the Company and Plan participants.

      (c) Delegation of Authority to Grant Awards. The Administrator may delegate to the Chief Executive Officer and/or the President of the Company (provided that such officer is a member of the Board of Directors) all or part of the Administrator’s authority and duties with respect to Awards, including the granting thereof, to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or “covered employees” within the meaning of Section 162(m) of the Code, provided, however, that the number of shares of Stock underlying Awards made by the Chief Executive Officer and the President shall not exceed, in the aggregate, ten percent (10%) of the number of shares of Stock available for issuance under the Plan.

SECTION 3.

STOCK ISSUABLE UNDER THE PLAN; TERM OF PLAN;

RECAPITALIZATIONS; MERGERS; SUBSTITUTE AWARDS

      (a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan initially shall be 3,000,000. In addition, (a) as Awards consisting of Stock Options are exercised, the shares of Stock underlying such previously outstanding portion of the Award shall be added back to the Shares available for issuance under the Plan; provided, however, that this amount shall not exceed 100,000 shares of Stock in any given year; and (b) if any portion of an Award is forfeited, cancelled, satisfied without the issuance of Stock or otherwise terminated, the shares of Stock underlying such portion of the Award shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that an individual recipient can receive Stock Options with respect to no more than 625,000 shares of Stock during any one calendar year. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

      (b) Term of Plan. No Awards shall be made after June 1, 2009. Notwithstanding the foregoing, Stock Options granted hereunder may, except as otherwise expressly provided herein, be exercisable for up to five years after the date they become exercisable.

      (c) Recapitalizations. Subject to the provisions of Section 15, if, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Administrator may make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options that can be granted to any one individual participant, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iv) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the total number of Stock Options) as to which such Stock Options remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

      (d) Substitute Awards. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances.

SECTION 4.

ELIGIBILITY

      Participants in the Plan will be such full or part-time officers and other employees, Non-employee Directors and key personnel (including independent contractors, consultants and other non-employees) of the Company and the Company’s Subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and the Company’s Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.

STOCK OPTIONS

      Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve. Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be a Non-Qualified Stock Option.

(a) Stock Options Granted to Employees and Key Personnel. The Administrator in its discretion may grant Stock Options to eligible employees and key personnel of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the participant’s election, subject to such terms and conditions as the Administrator may establish, as well as in addition to other compensation.

(i) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100% of the Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110% of the Fair Market Value on the grant date. In no event shall the exercise price per share for the Stock covered by a Stock Option be lowered through the technique commonly referred to as “repricing.”

(ii) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

(iii) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date; provided, however, that (A) Stock Options granted in lieu of compensation shall be exercisable in full as of the grant date unless the Administrator otherwise provides in the Award agreement, and (B) all Stock Options must be exercised within five (5) years of the date they become exercisable or they shall automatically expire, and provided further that (1) no holder of a Stock Option may exercise any Stock Options during any period in which such person is in breach of any noncompetition agreement or covenant such person has with the Company, and (2) if any such holder fails to cure any such breach within thirty (30) days of written notice thereof, all Stock Options held by such person shall thereupon be forfeited. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(iv) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

(A) In cash, by certified or bank check or other instrument acceptable to the Administrator;

(B) In the form of shares of Stock that are not then subject to restrictions under any Company plan and that have been beneficially owned by the optionee for at least six months, if permitted by the Administrator in its discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

(C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that the payment method described in this Section 5(a)(iv)(C) shall not be available to an optionee who is subject to the reporting and other provisions of Section 16 of the Exchange Act unless the Company has obtained the written advice of legal counsel that use of such procedure does not violate the loan prohibitions of the Sarbanes-Oxley Act of 2002; and provided further, that in the event the optionee chooses to pay the purchase price as so authorized, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

The actual or constructive delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws.

(b) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

(c) Non-transferability of Options. Except as otherwise set forth in the following sentence, no Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee. Notwithstanding the foregoing, an optionee may transfer his Non-Qualified Stock Options, without consideration for the transfer, to members of his family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option agreement.

(d) Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 13 below, in writing after the Award agreement is issued, an optionee’s rights in all Stock Options shall automatically terminate sixty (60) days following optionee’s termination of employment (or cessation of business relationship) with the Company and its Subsidiaries for any reason. Notwithstanding the foregoing, if an Incentive Stock Option optionee ceases to be employed by the Company and the Company’s Subsidiaries by reason of his death, or if the employee dies within the thirty (30) day period after the employee ceases to be employed by the Company and the Company’s Subsidiaries, any Incentive Stock Options of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the Incentive Stock Options by will or by the laws of descent and distribution, at any time prior to the earlier of the specified expiration date of the Incentive Stock Options or one hundred and eighty (180) days from the date of such optionee’s death. Additionally, if an Incentive Stock Option optionee ceases to be employed by the Company and the Company’s Subsidiaries by reason of his disability, he shall have the right to exercise any Incentive Stock Options held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the specified expiration date of the Incentive Stock Options or one (1) year from the date of the termination of the optionee’s employment. For the purposes of the Plan, the term “disability” shall mean “permanent and total disability” as defined in Section 22(e)(3) of the Code or successor statute.

(e) Notice to Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an ISO. A “Disqualifying Disposition” is any disposition (including any sale) of such Stock before the later of:

(i) two years after the date the employee was granted the ISO, or

(ii)	one year after the date the employee acquired Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

SECTION 6.

RESTRICTED STOCK AWARDS

      (a) Nature of Restricted Stock Awards. A Restricted Stock Award is an Award entitling the recipient to acquire, at par value or such other higher purchase price determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant (“Restricted Stock”). Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the participant executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and participants.

      (b) Rights as a Stockholder. Upon execution of the Restricted Stock Award agreement and paying any applicable purchase price, a participant shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such terms and conditions as may be contained in the Restricted Stock Award agreement. Unless the Administrator shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 6(d) below, and the participant shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

      (c) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 13 below, in writing after the Award agreement is issued, if a participant’s employment (or other business relationship) with the Company and its Subsidiaries terminates for any reason, the Company shall have the right to repurchase Restricted Stock that has not vested at the time of termination at its original purchase price (which may be zero), from the participant or the participant’s legal representative.

      (d) Vesting of Restricted Stock. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse, provided, however, that any Awards of Restricted Stock that vest solely on the basis of continuing employment (or other business relationship) shall be subject to a five (5) year period of vesting, in equal installments, subject, however, at the Administrator’s discretion, to accelerated vesting upon the achievement of specified performance goals. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 13 below, in writing after the Award agreement is issued, a participant’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the participant’s termination of employment (or other business relationship) with the Company and its Subsidiaries and such shares shall be subject to the Company’s right of repurchase as provided in Section 6(c) above.

      (e) Waiver, Deferral and Reinvestment of Dividends. The Restricted Stock Award agreement may require or permit the immediate payment, waiver, deferral or reinvestment (in the form of additional Restricted Stock) of dividends paid on the Restricted Stock.

      (f) Limit on Restricted Stock Awards. No more than 500,000 of the shares of Stock initially reserved for issuance under the Plan may be used for Restricted Stock Awards. In addition, to the extent that shares of Stock are used for Deferred Stock Awards, they shall reduce (on a share-for-share basis) such number of shares available for Restricted Stock Awards.

SECTION 7.

PERFORMANCE SHARE AWARDS

      (a) Nature of Performance Share Awards. A Performance Share Award is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified long-term performance goals over a specified period of three to five years. The Administrator may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Administrator in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Administrator may rely on the performance goals and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Share Awards under the Plan.

      (b) Rights as a Stockholder. A participant receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Share Award (or in a performance plan adopted by the Administrator).

      (c) Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 13 below, in writing after the Award agreement is issued, a participant’s rights in all Performance Share Awards shall automatically terminate upon the participant’s termination of employment (or cessation of business relationship) with the Company and its Subsidiaries for any reason.

      (d) Acceleration, Waiver, Etc. At any time prior to the participant’s termination of employment (or other business relationship) by the Company and its Subsidiaries, the Administrator may in its sole discretion accelerate, waive or, subject to Section 13, amend any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

      (e) Limit on Performance Share Awards. No more than 200,000 of the shares of Stock initially reserved for issuance under the Plan may be used for Performance Share Awards.

SECTION 8.

PERFORMANCE UNIT AWARDS

      (a) Nature of Performance Unit Awards. A Performance Unit Award is an Award of units with a specified dollar value, the payment of which shall be contingent upon the recipient’s attainment of specified long-term performance goals over a specified period of three to five years. Payment of the Awards may be in the form of cash compensation or shares of Stock. The Administrator may make Performance Unit Awards independent of or in connection with the granting of any other Award under the Plan. The Administrator in its sole discretion shall determine whether and to whom Performance Unit Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Units; provided, however, that the Administrator may rely on the performance goals and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Unit Awards under the Plan.

      (b) Rights as a Stockholder. A participant receiving a Performance Unit Award payable in shares of Stock shall have the rights of a stockholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Unit Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Unit Award (or in a performance plan adopted by the Administrator).

      (c) Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 13 below, in writing after the Award agreement is issued, a participant’s rights in all Performance Unit Awards shall automatically terminate upon the participant’s termination of employment (or cessation of business relationship) with the Company and its Subsidiaries for any reason.

      (d) Acceleration, Waiver, Etc. At any time prior to the participant’s termination of employment (or other business relationship) by the Company and its Subsidiaries, the Administrator may in its sole discretion accelerate, waive or, subject to Section 13, amend any or all of the goals, restrictions or conditions imposed under any Performance Unit Award.

      (e) Limit on Performance Unit Awards. No more than 550,000 of the shares of Stock initially reserved for issuance under the Plan may be used for Performance Unit Awards.

SECTION 9.

DEFERRED STOCK AWARDS

      (a) Nature of Deferred Stock Awards. A Deferred Stock Award is an Award of a right to receive shares of Stock at the end of a specified deferral period. The Administrator in its sole discretion shall determine the persons to whom and the time or times at which Deferred Stock Awards will be made, the number of shares of Stock covered by any Deferred Stock Award, the duration of the period (the “Deferral Period”) prior to which the Stock will be delivered, and the restrictions and other conditions under which receipt of the Stock will be deferred and any other terms and conditions of the Deferred Stock Awards. The Administrator may condition a Deferred Stock Award upon the attainment of specified performance goals by the participant or by the Company or a Subsidiary, including a division or department of the Company or a Subsidiary for or within which the participant is primarily employed, or upon such other factors or criteria as the Administrator shall determine. The provisions of Deferred Stock Awards need not be the same with respect to any participant.

The Administrator may make Deferred Stock Awards independent of or in connection with the granting of any other Award under the Plan.

      (b) Terms and Conditions. Deferred Stock Awards shall be subject to the following terms and conditions:

(1) Limitations on Transferability. Except as otherwise provided in an agreement with a participant, Deferred Stock Awards, or any interest therein, may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or Elective Deferral Period as defined in Section 9(b)(4), where applicable), the Administrator shall deliver Stock to the participant for the shares of Stock covered by the Deferred Stock Award.

(2) Rights. Unless otherwise determined by the Administrator and the applicable agreement with a participant, cash dividends on the Stock that is the subject of the Deferred Stock Award shall be automatically deferred and reinvested in an additional Deferred Stock Award with respect to the same class as the Stock on which such dividend was payable, and dividends on the Stock that is the subject of the Deferred Stock Award payable in Stock shall be awarded in the form of a Deferred Stock Award with respect to the same class as the Stock on which such dividend was payable.

(3) Acceleration and Waiver. Based on such factors or criteria as the Administrator may determine, the Administrator may provide for the lapse of restrictions, conditions or deferral limitations in installments and may accelerate the vesting of all or any part of any Deferred Stock Award and waive such remaining restrictions, conditions or deferral limitations for all or any part of such Deferred Stock Award.

(4) Election. A participant may elect further to defer receipt of the shares of Stock payable under a Deferred Stock Award (or an installment thereof) for a specified period or until a specified event (an “Elective Deferral Period), subject in each case to the Administrator’s approval and to such terms as are determined by the Administrator. Subject to any exceptions adopted by the Administrator, such election must be made at least one (1) year prior to completion of the Deferral Period for the Deferred Stock Award (or of the applicable installment thereof).

      (c) Rights as a Stockholder. A participant receiving a Deferred Stock Award shall have the rights of a stockholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Deferred Stock Award only upon satisfaction of all conditions specified in the written instrument evidencing the Deferred Stock Award.

      (d) Termination. Except as may otherwise be provided by the Administrator either in the Deferred Stock Award agreement or, subject to Section 13 below, in writing after the Deferred Stock Award agreement is issued, a participant’s rights in all Deferred Stock Awards shall automatically terminate upon the participant’s termination of employment (or cessation of business relationship) with the Company and its Subsidiaries for any reason.

      (e) Limit on Deferred Stock Awards. No more than 500,000 of the shares of Stock initially reserved for issuance under the Plan may be used for Deferred Stock Awards. In addition, to the extent that shares of Stock are used for Restricted Stock Awards, they shall reduce (on a share-for-share basis) such number of shares available for Deferred Stock Awards.

SECTION 9A.

WARRANTS

      (a) Nature of Warrants. A “Warrant” is an Award entitling the recipient to acquire shares of Stock upon exercise of the Warrant for a specific purchase price per share. The Administrator may make Warrant Awards independent of or in connection with the granting of any other Award under the Plan. The Administrator in its sole discretion shall determine whether and to whom Warrant Awards shall be made, the exercisability and method of exercise applicable to each such Warrant Award, and all other limitations and conditions applicable to the awarded Warrants.

      (b) Rights as a Stockholder. A participant receiving a Warrant Award shall have the rights of a stockholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Warrant Award only upon satisfaction of all conditions specified in the written instrument evidencing the Warrant Award.

      (c) Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 13 below, in writing after the Award agreement is issued, a participant’s rights in all Warrant Awards shall automatically terminate upon the participant’s termination of employment (or cessation of business relationship) with the Company and its Subsidiaries for any reason.

      (d) Acceleration, Waiver, Etc. At any time prior to the participant’s termination of employment (or other business relationship) by the Company and its Subsidiaries, the Administrator may in its sole discretion accelerate, waive or, subject to Section 13, amend any or all of the restrictions or conditions imposed under any Warrant Award.

      (e) Limit on Warrant Awards. No more than 100,000 of the shares of Stock initially reserved for issuance under the Plan may be used for Warrant Awards.

SECTION 9B.

COMMON STOCK IN LIEU OF CASH COMPENSATION AWARDS

      (a) Grants of Common Stock Payable in Lieu of Cash. The Administrator may grant shares of Stock available for issuance under the Plan to an eligible participant in lieu of cash compensation earned by the participant under a short- or long-term incentive plan of the Company (an “Other Incentive Plan”), provided, however, that the award made under the Other Incentive Plan allows for satisfaction of such award by payment of Stock in lieu of cash compensation. In the event of a grant of shares of Stock in lieu of cash compensation, such grant shall be conditioned upon the participant’s irrevocable election to waive receipt of all or a portion of the cash compensation otherwise payable, which waiver shall constitute payment in full by such participant for the shares of Stock granted in lieu of such cash compensation. All shares of Stock granted under this Section 9B shall be without restriction other than any restrictions imposed by applicable federal and state securities laws.

      (b) Date of Grant. Stock granted in lieu of cash compensation shall be granted to each participant on the date the waived cash compensation would otherwise by paid.

      (c) Number of Shares. The number of shares of Stock granted in lieu of cash compensation shall be determined by dividing the amount of the waived cash compensation by the Fair Market Value of the Stock on the date the Stock is granted. Such Stock shall be granted for the whole number of shares so determined; the value of any fractional share shall be paid in cash.

SECTION 10.

NON-EMPLOYEE DIRECTOR STOCK OPTION PROGRAM

      Each person who is elected as a Non-employee Director shall be granted, on the date of his or her initial election and annually thereafter, a Non-Qualified Stock Option to acquire such number of shares of Stock as may be determined by the Administrator with an exercise price per share for the Stock covered by such Stock Option at least equal to the Fair Market Value on the date as of which the Stock Option is granted. Such Stock Options shall become exercisable as may be determined by the Administrator, provided that all Stock Options granted under this Section 10 shall expire if not exercised within five (5) years after they become exercisable. Stock Options granted under this Section 10 may be exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase price of the shares to be purchased may be made by one or more of the methods specified in Section 5(a)(iv). An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

SECTION 11.

TAX WITHHOLDING

      (a) Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. The Company’s obligation to deliver stock certificates to any participant is subject to and conditioned on tax obligations being satisfied by the participant.

      (b) Payment in Stock. Subject to approval by the Administrator, a participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the required statutory minimum (but no more than such required minimum) with respect to the Company’s withholding obligation, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the required statutory minimum (but no more than such required minimum) with respect to the Company’s withholding obligation.

SECTION 12.

TRANSFER, LEAVE OF ABSENCE, ETC.

      For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the written policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 13.

AMENDMENTS AND TERMINATION

      The Board may, at any time, amend or discontinue the Plan, and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s written consent. The Administrator may provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price in a manner not inconsistent with the terms of the Plan, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan, but no such action shall adversely affect rights under any outstanding Award without the holder’s written consent. If and to the extent determined by the Administrator to be required by (a) the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or ensure that compensation earned under Stock Options granted under the Plan qualifies as performance-based compensation under Section 162(m) of the Code, if and to the extent intended to so qualify, or (b) the rules of the Nasdaq Stock Market, Plan amendments shall be subject to approval by the Company’s stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 13 shall limit the Board’s authority to take any action permitted pursuant to Section 3(c) or 3(d).

SECTION 14.

STATUS OF PLAN

      Unless the Administrator shall otherwise expressly determine in writing, with respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 15.

CHANGE OF CONTROL AND MERGER PROVISIONS

      (a) In contemplation of and subject to the consummation of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Stock are exchanged for securities, cash or other property of an unrelated corporation or business entity or in the event of a liquidation or dissolution of the Company or in the event of a corporate reorganization of the Company (in each case, a “Transaction”), the Board, or the Board of Directors of any corporation or other entity assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding Awards: (i) provide that such Awards shall be assumed or equivalent awards shall be substituted, by the acquiring or succeeding corporation or other entity (or an affiliate thereof), and/or (ii) upon written notice to the participants, provide that all Awards will terminate immediately prior to the consummation of the Transaction. In the event that, pursuant to clause (ii) above, Awards will terminate immediately prior to the consummation of the Transaction, all vested Awards, other than Options, shall be fully settled in cash or in kind at such appropriate consideration as determined by the Administrator in its sole discretion after taking into account any and all consideration payable per share of Stock pursuant to the Transaction (the “Transaction Price”) and all Stock Options shall be fully settled, in cash or in kind, in an amount equal to the difference between (A) the Transaction Price times the number of shares of Stock subject to such outstanding Stock Options (to the extent then exercisable at prices not in excess of the Transaction Price) and (B) the aggregate exercise price of all such outstanding Stock Options. In addition, the Board, or the Board of Directors of any corporation or other entity assuming the obligations of the Company, may, in its discretion, permit a participant, within a specified period determined by the Board prior to the consummation of the Transaction, to exercise all outstanding Stock Options, including those that are not then exercisable, subject to the consummation of the Transaction.

      (b) Upon the occurrence of a Change of Control as defined in Section 15(c) below, unless otherwise specified in the Award instrument or unless otherwise determined by the Board in office immediately prior to such Change of Control or specified in the Plan Award instrument, each Award outstanding shall be accelerated, such that all Stock Options and Warrants shall become fully exercisable and the restricted period on all shares of Restricted Stock, Deferred Share Awards, Performance Shares Awards and Performance Unit Awards shall terminate immediately.

      (c) “Change of Control” shall mean the occurrence of any one of the following events:

(i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any of its Subsidiaries, any “affiliate” or “associate” (as such terms are defined in Rule 12b-2 under the Exchange Act) of the foregoing persons, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, shall become the “beneficial owner” (as such term is defined in

Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities having the right to vote in an election of the Company’s Board of Directors (“Voting Securities”) (other than as a result of an acquisition of securities directly from the Company); or

(ii) persons who, as of the Effective Date, constitute the Board (the “Incumbent Directors”) cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to such date shall be considered an Incumbent Director if such person’s election was approved by or such person was nominated for election by either (A) a vote of at least two-thirds of the Incumbent Directors or (B) a vote of at least a majority of the Incumbent Directors who are members of a Nominating Committee composed, in the majority, of Incumbent Directors.

Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person (as defined in the foregoing clause (i)) to 25% or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if such person shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company), then a “Change of Control” shall be deemed to have occurred for purposes of the foregoing clause (i).

SECTION 16.

GENERAL PROVISIONS

      (a) No Distribution; Compliance with Legal Requirements. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal, Nasdaq and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

      (b) Delivery of Stock Certificates. To the extent the Company uses certificates to represent shares of Stock, certificates to be delivered to participants under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the participant, at the participant’s last known address on file with the Company. Any reference in this Section 16(b) or elsewhere in the Plan to actual stock certificates and/or the delivery of actual stock certificates shall be deemed satisfied by the electronic record-keeping and electronic delivery of shares of Stock or other mechanism then utilized by the Company and its agents for reflecting ownership of such shares.

      (c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards shall not confer upon any individual any right to continued employment (or other business relationship) with the Company or any Subsidiary and shall not interfere in any way with the right of the Company or any Subsidiary to terminate the employment (or other business relationship) of any of its employees at any time.

      (d) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to such Company insider-trading-policy-related restrictions, terms and conditions as may be established by the Administrator, or in accordance with policies set by the Administrator, from time to time.

      (e) Section 162(m). Notwithstanding anything herein to the contrary, no Award shall become exercisable, vested or realizable if such Award is granted to an employee that is a “covered employee” as defined in Section 162(m) of the Code and the Administrator has determined that such Award should be structured so that it is not “applicable employee remuneration” under such Section 162(m) unless and until the terms of this Plan, including any amendment hereto, have been approved by the Company’s stockholders in the manner and to the extent required under such Section 162(m).

SECTION 17.

EFFECTIVE DATE OF PLAN

      This Plan shall become effective upon the later to occur of (i) approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present or by a majority written consent of stockholders, or (ii) June 2, 2004. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board.

SECTION 18.

GOVERNING LAW

      This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

1748-PS-04

Dear Stockholder:

Please take note of the important information enclosed with this Proxy. There are a number of issues related to Tweeter’s operations that require your immediate attention.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy in the enclosed postage paid envelope.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Tweeter Home Entertainment Group, Inc.

	DETACH HERE	ZTWT52

TWEETER HOME ENTERTAINMENT GROUP, INC.
40 Pequot Way
P	Canton, Massachusetts 02021

R
SOLICITED BY THE BOARD OF DIRECTORS
O	FOR THE ANNUAL MEETING OF STOCKHOLDERS

X
Y	The undersigned hereby appoints Jeffrey Stone and Joseph McGuire, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of Tweeter Home Entertainment Group, Inc. held of record by the undersigned on December 17, 2003 at the Annual Meeting of Stockholders to be held at the offices of Goulston & Storrs, P.C., 400 Atlantic Avenue, Boston, Massachusetts at 10:30 a.m., local time, on January 15, 2004 and any adjournments thereof

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED, IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

TWEETER HOME
ENTERTAINMENT GROUP, INC.
C/O EQUISERVE TRUST COMPANY, N.A.
P.O BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet Log on to the Internet and go to http://www.eproxyvote.com/twtr	OR	Vote-by-Telephone Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

		DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL	ZTWT51

☒	Please mark votes as in this example		1748

1.	Election of Directors

Nominees: (01) Jeffrey Stone and (02) Jeffrey Bloomberg

FOR	WITHHELD
☐	☐

☐

For all nominees except as noted above

		FOR	AGAINST	ABSTAIN
2.	Approve the adoption of Tweeter’s 2004 Long-Term Incentive Plan.	☐	☐	☐

3.	Approve the issuance of warrants, and underlying shares of Tweeter common stock to RetailMasters, LLC.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
4.	Ratify the appointment of Deloitte & Touche LLP as independent auditors.	☐	☐	☐

5.	In their discretion the proxies are authorized to vote upon any other business that may properly come before the meeting.

	MARK HERE FOR CHANGE AND NOTE AT LEFT			☐

Please sign exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

Signature:                                                             Date:                           Signature:                                                             Date: